                                            REGISTRATION NOS. 333-43970/811-4001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM N-4

                         PRE-EFFECTIVE AMENDMENT NO.
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]

                         POST-EFFECTIVE AMENDMENT NO. 5                      [X]
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               AMENDMENT NO. 61 _                            [X]


                            ------------------------

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                           (EXACT NAME OF REGISTRANT)

                      METROPOLITAN LIFE INSURANCE COMPANY
                           (EXACT NAME OF DEPOSITOR)

                   1 MADISON AVENUE, NEW YORK, NEW YORK 10010

        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (212) 578-5364

              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            ------------------------


                            JAMES L. LIPSCOMB, ESQ.


                  EXECUTIVE VICE-PRESIDENT AND GENERAL COUNSEL

                      METROPOLITAN LIFE INSURANCE COMPANY
                                1 MADISON AVENUE
                            NEW YORK, NEW YORK 10010
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                   Copies to:
                             DIANE E. AMBLER, ESQ.
                           KIRKPATRICK & LOCKHART LLP
                        1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036

                            ------------------------

IT IS PROPOSED THAT THE FILING WILL BECOME EFFECTIVE:

     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485


     [X] on May 1, 2004 pursuant to paragraph (b) of Rule 485


     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

     [ ] on the seventy-fifth day after filing pursuant to paragraph (a)(2) of Rule 485

     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485


     PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES. REGISTRANT'S RULE 24f-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 2003 WAS FILED WITH THE COMMISSION ON OR ABOUT MARCH 31, 2004.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                                    FORM N-4
                                     UNDER
       THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940

                             CROSS REFERENCE SHEET
                           (PURSUANT TO RULE 481(A))

FORM N-4
ITEM NO.                                                              PROSPECTUS HEADING
--------                                                              ------------------
      1.  Cover Page................................    Cover Page
      2.  Definitions...............................    Important Terms You Should Know
      3.  Synopsis..................................    Table of Expenses
      4.  Condensed Financial Information...........    General Information--Advertising Performance;
                                                          General Information--Financial Statements
      5.  General Description of Registrant,
            Depositor, and Portfolio Companies......    MetLife; Metropolitan Life Separate Account E;
                                                          Your Investment Choices; General
                                                          Information  Voting Rights
      6.  Deductions and Expenses...................    Table of Expenses; Withdrawal Processing Fee;
                                                          Charges; Premium and Other Taxes; General
                                                          Information--Who Sells the Income Annuity;
                                                          Appendix--Premium Tax Table
      7.  General Description of Variable Annuity...    The Income Annuity; Reallocations; General
                                                          Information
      8.  Annuity Period............................    Important Terms You Should Know; Income
                                                          Types/Withdrawal Option; Calculating Your
                                                          Income Payments
      9.  Death Benefit.............................    Death Benefit
     10.  Purchases and Annuity Values..............    MetLife; Metropolitan Life Separate Account E;
                                                          Purchase of an Income Annuity; Calculating
                                                          your Income Payments; Initial Income Payment;
                                                          Subsequent Income Payments; General
                                                          Information
     11.  Redemptions...............................    General Information--Changes to Your Income
                                                          Annuity
     12.  Taxes.....................................    Income Taxes
     13.  Legal Proceedings.........................    Not Applicable
     14.  Table of Contents of the Statement of
            Additional Information..................    Table of Contents of the Statement of
                                                          Additional Information
     15.  Cover Page................................    Cover Page
     16.  Table of Contents.........................    Table of Contents
     17.  General Information and History...........    Not Applicable
     18.  Services..................................    Independent Auditors; Services; Distribution of
                                                          Certificates and Interests in the Income
                                                          Annuity
     19.  Purchase of Securities Being Offered......    Not Applicable

FORM N-4
ITEM NO.                                                              PROSPECTUS HEADING
--------                                                              ------------------
     20.  Underwriters..............................    Distribution of Certificates and Interests
                                                          in the Income Annuity
     21.  Annuity Payments..........................    Sample Calculation Illustrating How the
                                                          Adjustment Factor is Determined and Applied
                                                          to Income Payments
     22.  Financial Statements......................    Financial Statements of the Separate Account;
                                                          Financial Statements of MetLife

                                                               MAY 1, 2004


METLIFE INCOME SECURITY PLAN(SM) VARIABLE INCOME ANNUITY
CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY


This Prospectus describes group non-qualified and qualified MetLife Income Security Plan immediate variable income annuity ("Income Annuity") contracts.


--------------------------------------------------------------------------------
The investment choices available to you to allocate your purchase payment are listed in the contract for your Income Annuity. Your choices may include the Basic Fixed Payment Option and the Flexible Fixed
Payment Option (not described in this Prospectus) and investment divisions available through the
Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan
Fund") and the portfolios of the Met Investors Series
Trust ("Met Investors Fund"). For convenience, the portfolios are referred to as "Portfolios" in this Prospectus.


  STATE STREET RESEARCH BOND INCOME             FI MID CAP OPPORTUNITIES
  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX         (FORMERLY JANUS MID CAP)
  LORD ABBETT BOND DEBENTURE                    METLIFE MID CAP STOCK INDEX
  STATE STREET RESEARCH DIVERSIFIED             STATE STREET RESEARCH AGGRESSIVE GROWTH
  DAVIS VENTURE VALUE                           STATE STREET RESEARCH AURORA
  HARRIS OAKMARK LARGE CAP VALUE                LOOMIS SAYLES SMALL CAP
  METLIFE STOCK INDEX                           RUSSELL 2000(R) INDEX
  STATE STREET RESEARCH INVESTMENT TRUST        T. ROWE PRICE SMALL CAP GROWTH
  MET/PUTNAM VOYAGER                            SCUDDER GLOBAL EQUITY
  T. ROWE PRICE LARGE CAP GROWTH                FI INTERNATIONAL STOCK
  NEUBERGER BERMAN PARTNERS MID CAP VALUE         (FORMERLY PUTNAM INTERNATIONAL STOCK)
                                                MORGAN STANLEY EAFE(R) INDEX




HOW TO LEARN MORE:



Before investing, read this Prospectus. The Prospectus contains information about the Income Annuity and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May
1, 2004. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The
Table of Contents of the SAI appears on page 46 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:



Metropolitan Life Insurance Company
P.O. Box 740278
Atlanta, GA 30374
Attention: MetLife Income Security Plan
Toll Free Phone: (866) 438-6477    [SNOOPY WITH BRIEFCASE GRAPHIC]


The Securities and Exchange Commission has a Web site
(http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the Metropolitan Fund and the Met Investors Fund prospectuses which are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing an Income Annuity.

INCOME ANNUITY


This Income Annuity provides a stream of payments to you. The income payments you receive will vary to reflect the net performance of the Portfolios underlying the selected investment divisions and the changes in the interest rate specified in your contract. The payment amount you receive is also based on the amount of your purchase payment, the income type and possibly your age and/or sex, depending on the income type chosen.

A WORD ABOUT
INVESTMENT RISK:


An investment in the Income Annuity involves investment risk. Payments you receive from MetLife will fluctuate in amount and may go down. Money invested is NOT:
     --  a bank deposit or obligation;




     --  federally insured or guaranteed; or




     --  endorsed by any bank or financial institution.

                                 [METLIFE LOGO]

      TABLE OF CONTENTS


IMPORTANT TERMS YOU SHOULD KNOW........... ...........         4
TABLE OF EXPENSES.................. ..................         7
METLIFE....................... .......................        10
METROPOLITAN LIFE SEPARATE ACCOUNT E........ .........        10
THE INCOME ANNUITY................. ..................        10
   How the Income Annuity Differs From Other Immediate
      Annuities.......................................        10
   Features of the Income Annuity.....................        12
   Your Investment Choices............................        13
   Income Types.......................................        16
   Withdrawal Option..................................        17
   Death Benefit......................................        20
   Purchase of an Income Annuity......................        20
   Calculating Your Income Payments...................        20
      Initial Income Payment..........................        20
      Subsequent Income Payments......................        21
   Adjustment Factor..................................        21
      Investment Factor...............................        21
      Determining the Investment Factor...............        22
      Interest Factor.................................        22
      Determining the Interest Factor.................        23
      The Effect of the Adjustment Factor.............        23
      Examples of Income Payment Calculations.........        24
   Reallocations......................................        24
   Minimum Distribution...............................        27
      Charges.........................................        27
      Separate Account Charge.........................        27
      Investment-Related Charge.......................        28
      Withdrawal Processing Fee.......................        28
   Premium and Other Taxes............................        28
   Free Look..........................................        29
GENERAL INFORMATION................. .................        29
   Administration.....................................        29
      Purchase Payment................................        29
      Confirming Transactions.........................        30
      Processing Transactions.........................        30
        By Telephone or Internet......................        30
        After Your Death..............................        31
        Third Party Requests..........................        31
        Valuation -- Suspension of Payment............        31
   Receiving Income Payments and Information..........        32
   Advertising Performance............................        32
   Changes to Your Income Annuity.....................        34

   Voting Rights......................................        35
   Who Sells the Income Annuity.......................        35
   Financial Statements...............................        36
   Your Spouse's Rights...............................        36
TAXES........................ ........................        37
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION.................... ....................        46
APPENDIX -- PREMIUM TAX TABLE............ ............        47


MetLife does not intend to offer the Income Annuity anywhere it may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Income Annuity other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

[CHARLIE BROWN GRAPHIC]

IMPORTANT TERMS YOU SHOULD KNOW

ADJUSTMENT FACTOR

The adjustment factor for each investment division is used to calculate your income payment (as defined later). For each investment division, your current income payment is equal to the income payment as of the last valuation date multiplied by the adjustment factor. The adjustment factor is the result of multiplying the interest factor times the investment factor. Whether your income payment goes up or down depends on the current adjustment factor.


ANNUITY PURCHASE RATE


The annuity purchase rate is based on the annuity income payment type you purchase (which may include a withdrawal option), an interest rate, and your age, sex and number of payments remaining, to the extent relevant. The annuity purchase rate is reset each valuation date to reflect any changes in these components. The reset annuity purchase rate represents the cost you would incur if you were purchasing the same annuity contract you have in light of this updated information.



CONTRACT

A contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. You as the annuitant receive a certificate under the contract. This document contains relevant provisions of your Income Annuity. MetLife issues the contracts for the Income Annuity described in this Prospectus.


EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange".


INCOME ANNUITY

The Income Annuity described in this Prospectus is an immediate annuity contract under which payments vary based upon the performance of investments such as stocks and bonds, held by one or more underlying Portfolios, as well as changes based upon a specified interest rate. You assume the investment risk for any amounts allocated to the investment divisions and changes in the specified interest rate.

[SNOOPY WITH POINTER GRAPHIC]

INCOME PAYMENTS

The income payments are what we will pay you as a result of the purchase of the Income Annuity. The income payment amount is not guaranteed but rather will vary up and down depending on the adjustment factor.

INTEREST FACTOR

The interest factor measures the impact of changes in the specified interest rate. It is one of two factors comprising the adjustment factor which we use to determine your variable income payments.


INVESTMENT DIVISION


Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment or make reallocations of your income payment to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund or the Met Investors Fund.



INVESTMENT FACTOR

The investment factor for each investment division measures the investment experience (after applicable charges and expenses) of that investment division compared to the specified interest rate in effect on the prior valuation date. It is one of two factors comprising the adjustment factor which we use to determine your variable income payments.


METLIFE

MetLife is Metropolitan Life Insurance Company which is the company that issues the Income Annuity. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."


METLIFE DESIGNATED OFFICE


The MetLife Designated Office is the MetLife office that will generally handle the administration of your requests concerning your Income Annuity. Your payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 866-438-6477.



SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Income Annuity are pooled in the Separate Account and maintained for the benefit of investors in the Income Annuity.

                                       [CHARLIE BROWN READING NEWSPAPER GRAPHIC]



SPECIFIED INTEREST RATE

The specified interest rate and the source of the rate are defined in your contract. The specified interest rate may differ among groups. The rate is based on market interest rates such as the yield on a 10 Year Treasury, LIBOR interest rate swap, corporate bond or some other measure of interest rates. We use it as the benchmark interest rate to determine your initial income payment and all future income payments. The higher the specified interest rate, the higher your initial income payment will be. The lower the specified interest rate, the lower your initial income payment will be, but subsequent variable income payments will increase more rapidly or decrease more slowly than if the specified interest rate were higher as changes occur in the specified interest rate and the actual investment experience of the investment divisions. We guarantee that we will not change the way we determine the specified interest rate or the date we choose to apply the rate to the interest factor calculation, except as stated next. We typically determine the rate on a monthly basis, but we may determine the rate either more or less often, in which case, we will tell you in advance that we will be doing so. For any valuation date, we will use the designated rate. Should a rate become unavailable or if the selected rate is not published in the source as stated in your contract, we will use a readily available rate or a source that we consider most comparable.


VALUATION DATE


The day on which we calculate your income payment, process a reallocation request or determine contract value. A valuation date is a day the Exchange is open for regular trading. We value at the close of trading for the Exchange. The Exchange usually closes at 4 p.m. Eastern Time, but may close earlier or later.



YOU

In this Prospectus, depending on the context, "you" may mean either: (1) the owner of the Income Annuity, (2) the annuitant for whom money is invested under group arrangements, or (3) any annuitant under a contract where the owner is not an individual.
 6

TABLE OF EXPENSES -- METLIFE INCOME SECURITY PLAN INCOME ANNUITY


    The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Income Annuity. The first table describes the charges you will pay at the time you purchase the Income Annuity or if you make withdrawals. There are no fees for the Flexible Fixed Payment Option or the Basic Fixed Payment Option. The tables do not show premium and other taxes which may apply.

--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES


  Sales Load Imposed Charge to Purchase Payments (as a
     percentage of the purchase payment) (1)................                   0% to 5%
  Withdrawal Option Processing Fee (2)......................    $95 for each withdrawal
  Transfer Fee..............................................                       None


(1) If your Income Annuity is purchased through a broker-dealer other than MetLife, you pay a front-end sales load, deducted from your purchase payment to compensate that broker-dealer. The current front-end sales load paid to non-MetLife broker-dealers is 0% to 5%, depending upon the broker-dealer's service level or other category. MetLife reserves the right to reduce the amount of the front-end sales load at any time. If your Income Annuity is purchased directly through MetLife, you do not pay any front-end sales load.
(2) Subject to MetLife's underwriting requirements, we may make available a withdrawal option under your Income Annuity. If the withdrawal option is available under your Income Annuity, you can choose to add a withdrawal option that permits you to withdraw amounts from your annuity. This option is described in more detail later in this Prospectus.

--------------------------------------------------------------------------------


    The second table describes the fees and expenses that you will bear periodically during the time you hold the Income Annuity, but does not include fees and expenses for the Portfolios.


  Separate Account Annual Charge (as a percentage of average
     account value) (3).....................................  Maximum Guaranteed Charge:    1.25%


(3) Pursuant to the terms of the contract, our total Separate Account charge will not exceed 1.25% of the amount of underlying portfolio shares we have designated in the investment divisions to generate your income payments. The rate that applies may be less than the maximum rate, as described in more detail later in this Prospectus. If the Income Annuity is purchased directly from MetLife, the rate that applies also may be less than the maximum rate depending on the level of distribution assistance provided to us by your employer, association or group. The levels depend on various factors pertaining to the amount of access we are given to potential purchasers. The initial rate that applies is stated in your Income Annuity. We reserve the right to modify your Income Annuity's Separate Account charge if the level of distribution assistance is less than we anticipated.


--------------------------------------------------------------------------------


    The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Income Annuity. All the Portfolios listed below are Class A. More details concerning the Metropolitan Fund and the Met Investors Fund fees and expenses are contained in their respective prospectuses.


                                                                MINIMUM    MAXIMUM
                                                                -------    -------
Total Annual Metropolitan Fund and Met Investors Fund
  Operating Expenses for the fiscal year ending
  December 31, 2003 (expenses that are deducted from these
  Funds' assets include management fees and other
  expenses).................................................     0.31%      1.09%
After Waiver and/or Reimbursement of Expenses (4)(5)........     0.31%      1.09%


(4) Pursuant to an Expense Agreement, MetLife Advisers, LLC ("MetLife Advisers") has agreed to waive its investment management fee or pay operating expenses (exclusive of brokerage costs, interest, taxes or extraordinary expenses) as necessary to limit the total of such expenses for Class A Shares to the annual percentage of average daily net assets of the following Portfolios as indicated:


                                     PORTFOLIO                            PERCENTAGE
                                     ---------                            ----------
            MET/PUTNAM VOYAGER PORTFOLIO                                     1.00


 The effect of such waiver and reimbursement is that performance results are increased.


 This agreement may be terminated any time after April 30, 2005.



(5) Met Investors Advisory LLC ("MetLife Investors") and Met Investors Fund have entered into an Expense Limitation Agreement whereby, until at least April 30, 2005, MetLife Investors has agreed to waive its investment management fee or pay operating expenses (exclusive of interest, taxes, brokerage commissions, or extraordinary expenses and 12b-1 Plan fees) as necessary to limit total expenses to 0.75% of daily net assets for the Lord Abbett Bond Debenture Portfolio. Under certain circumstances, any fees waived or expenses reimbursed by the investment manager may, with the approval of the Fund's Board of Trustees, be repaid to the investment manager. The effect of such waiver and reimbursement is that performance results are increased.

                                                               B               A+B=C                            C-D=E
METROPOLITAN FUND CLASS A ANNUAL EXPENSES       A        OTHER EXPENSES   TOTAL EXPENSES          D        TOTAL EXPENSES
for fiscal year ending December 31, 2003    MANAGEMENT       BEFORE       BEFORE WAIVER/       WAIVER/      AFTER WAIVER/
(as a percentage of average net assets)(7)     FEES      REIMBURSEMENT     REIMBURSEMENT    REIMBURSEMENT   REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------
State Street Research Bond Income
  Portfolio (6)(8)..................            .40            .07              .47               .00            .47
Lehman Brothers(R) Aggregate Bond Index
  Portfolio.........................            .25            .09              .34               .00            .34
State Street Research Diversified
  Portfolio (6).....................            .44            .07              .51               .00            .51
Davis Venture Value Portfolio (6)...            .74            .05              .79               .00            .79
Harris Oakmark Large Cap Value
  Portfolio (6).....................            .74            .09              .83               .00            .83
MetLife Stock Index Portfolio.......            .25            .06              .31               .00            .31
State Street Research Investment Trust
  Portfolio (6).....................            .49            .07              .56               .00            .56
Met/Putnam Voyager Portfolio (4)(6)...          .80            .27             1.07               .07           1.00
T. Rowe Price Large Cap Growth
  Portfolio (6).....................            .63            .16              .79               .00            .79
Neuberger Berman Partners Mid Cap Value
  Portfolio (6).....................            .69            .11              .80               .00            .80
FI Mid Cap Opportunities
  Portfolio (6)(9)..................            .69            .08              .77               .00            .77
MetLife Mid Cap Stock Index Portfolio...        .25            .15              .40               .00            .40
State Street Research Aggressive Growth
  Portfolio (6).....................            .73            .08              .81               .00            .81
State Street Research Aurora
  Portfolio (6).....................            .85            .08              .93               .00            .93
Loomis Sayles Small Cap Portfolio (6)...        .90            .09              .99               .00            .99
Russell 2000(R) Index Portfolio.....            .25            .22              .47               .00            .47
T. Rowe Price Small Cap Growth
  Portfolio (6).....................            .52            .11              .63               .00            .63
Scudder Global Equity Portfolio (6)...          .64            .20              .84               .00            .84
FI International Stock
  Portfolio (6)(10).................            .86            .23             1.09               .00           1.09
Morgan Stanley EAFE(R) Index Portfolio...       .30            .41              .71               .00            .71



                                                               B              A+B=C                           C-D=E
MET INVESTORS FUND CLASS A ANNUAL EXPENSES      A        OTHER EXPENSES   TOTAL EXPENSES         D        TOTAL EXPENSES
for fiscal year ending December 31, 2003    MANAGEMENT       BEFORE       BEFORE WAIVER/      WAIVER/     AFTER WAIVER/
(as a percentage of average net assets)        FEES      REIMBURSEMENT    REIMBURSEMENT    REIMBURSEMENT  REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture
  Portfolio (5)(6)(8)(11)...........            .60            .10              .70             0.00            .70


(6) Each Portfolio's management fee decreases when its assets grow to certain dollar amounts. The "break point" dollar amounts at which the management fee declines are more fully explained in the prospectus and SAI for each respective Fund.


(7) Certain Metropolitan Fund sub-investment managers directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Metropolitan Fund Portfolios does not reflect these reductions. See each Fund's prospectus for more information.


(8) On April 29, 2002, the State Street Research Income Portfolio of the Metropolitan Fund was merged into the State Street Research Bond Income Portfolio of the New England Zenith Fund and the Loomis Sayles High Yield Bond Portfolio of the Metropolitan Fund was merged into the Lord Abbett Bond Debenture Portfolio of the Met Investors Fund.


(9)Prior to the opening of business on May 3, 2004, the FI Mid Cap Opportunities Portfolio of the Metropolitan Fund was merged into the Janus Mid Cap Portfolio of the Metropolitan Fund which changed its name to FI Mid Cap Opportunities Portfolio.



(10)On December 16, 2003, Fidelity Research & Management Company became the sub-investment manager for the Putnam International Stock Portfolio which changed its name to FI International Stock Portfolio.



(11)Fees waived or expenses reimbursed by the investment manager of this Portfolio in prior years was repaid in the last fiscal year to the investment manager by this Portfolio with the approval of the Fund's Board of Trustees. This amount, 0.03% for the Lord Abbett Bond
Debenture Portfolio, is included in the "Other Expenses Before
Reimbursement" column.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Income Annuity with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Income Annuity (described in the second table) and Portfolio fees and expenses (described in the third table).

EXAMPLE: This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

 --   a maximum Separate Account charge of 1.25%;

 -- no allocation to the Basic Fixed Payment and Flexible Fixed Payment Options (as described later in this Prospectus);

 --   a maximum 5% sales load;


 --   no withdrawals were taken;


 -- you bear the minimum or maximum fees and expenses of any of the Portfolios without reimbursement and/or waiver of expenses;

 --   the underlying Portfolio has a 5% annual return each year;

 --   you are a 65 year old male at the beginning of year one;

 --   you purchased a Lifetime Income Annuity paying monthly benefits; and

 --   a constant 7% specified interest rate.


                                                                 1             3              5              10
                                                                YEAR         YEARS          YEARS          YEARS
-----------------------------------------------------------------------------------------------------------------
MAXIMUM...................................................      $715         $1,099         $1,424         $1,999
MINIMUM...................................................      $644         $  904         $1,127         $1,533

METLIFE
Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The MetLife companies serve approximately 13 million households in the U.S. and provide benefits to 37 million employees and family members through their plan sponsors. Outside the U.S., the MetLife companies have insurance operations in 10 countries serving approximately 8 million customers.

METROPOLITAN LIFE
SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Income Annuity and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act").

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Income Annuity even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.

THE INCOME ANNUITY
HOW THE INCOME ANNUITY DIFFERS FROM OTHER IMMEDIATE ANNUITIES

Immediate annuities generally come in two varieties, fixed or variable. The Income Annuity does not fall squarely in either of these traditional categories.

A fixed annuity provides guaranteed payments based on a fixed rate of return that typically reflects market interest rates at the time of purchase. The amount of each payment is fixed for the duration of the annuity. A fixed annuity provides you with the security of a guaranteed income but does not protect your income payments from the negative impact of inflation over time.

                                                  [SNOOPY AND WOODSTOCK GRAPHIC]

A variable annuity provides payments which vary based on the net investment performance of underlying portfolios of stocks and bonds relative to a benchmark, commonly termed the assumed investment return (AIR). This benchmark is constant for the duration of the annuity. To the extent that the net investment performance exceeds the benchmark, income payments go up. Conversely, if the net investment performance is below the benchmark, income payments go down. Despite the risk you bear of lower payments, the economic assumption underlying a typical variable annuity is that over the long term the stock and bond investment returns will outperform the guaranteed interest rate of a typical fixed annuity.

If market interest rates at the time a variable annuity is purchased exceed the stated AIR, then the payments under a fixed annuity generally will be greater than the initial variable payment under the variable annuity. There are two reasons for the higher fixed annuity payment. First, higher interest rates yield higher income payments. Second, a variable annuity typically assumes a relatively low AIR which increases the likelihood of rising income payments over time. Even though the initial payment under a variable annuity may be lower than a fixed annuity's, variable income payments may increase over time (although they may decrease as well). Therefore, variable annuities provide potential protection against inflation.

The Income Annuity described in this prospectus contains features of both fixed and variable immediate annuities, but also has key differences:

* The initial variable income payment under the Income Annuity is comparable to that provided by a fixed annuity, because it uses a benchmark interest rate (the specified interest rate) that reflects market interest rates. Subsequent income payments vary based on net investment performance relative to the benchmark interest rate and the impact of changes to the benchmark interest rate.

* Unlike a traditional variable annuity, which has a constant benchmark rate (the AIR) and a variable investment component, the Income Annuity has both a variable benchmark interest rate and variable investment component.

* This Income Annuity is also different from other traditional immediate annuities because you may move the source of income payments back and forth between the Flexible Fixed Payment Option and the investment divisions. This feature allows you to select an asset allocation based on your risk tolerance and adjust it over time with periodic rebalancing. Some other variable annuities have a fixed option. However, these annuities typically do not allow fixed option payments to be reallocated to the variable option.

The Income Annuity has both fixed and variable options. The Flexible Fixed Payment Option and the Basic Fixed Payment Option work like

[HOURGLASS GRAPHIC]
a fixed annuity. If you want the security of a guaranteed income you may allocate a portion or all of your income payments to the Flexible Fixed Payment Option and the Basic Fixed Payment Option. You may also have a portion or all of your income payment allocated to the variable investment divisions.

PRODUCT COMPARISON (FOR THESE PURPOSES, THE FLEXIBLE FIXED PAYMENT OPTION AND THE SEPARATE ACCOUNT INVESTMENT DIVISIONS ONLY)


                  TRADITIONAL FIXED  TRADITIONAL VARIABLE          METLIFE INCOME
FEATURE                ANNUITY             ANNUITY                  SECURITY PLAN
------------------------------------------------------------------------------------------
Return            Fixed              Constant - Assumed    Varies - specified interest
Assumption                           Investment Return     rate (based on market interest
                                     (AIR)                 rates)
------------------------------------------------------------------------------------------
Who Bears Risk
  Investment      Not applicable     You                   You
  Performance
  Interest Rate   Issuer             Not applicable        You
------------------------------------------------------------------------------------------
Amount of         Based on market    Based on the AIR      Based on specified interest
Initial Payment   interest rates     (generally, less      rate (based on market interest
                                     than a fixed          rates)
                                     annuity)
------------------------------------------------------------------------------------------
Subsequent        Fixed-guaranteed   Varies - based on     Varies - based on net
Income                               net investment        investment performance relative
Payments                             performance relative  to the prior specified interest
                                     to AIR                rate and impact of change in
                                                           the specified interest rate
------------------------------------------------------------------------------------------
Reallocations     Not applicable     Limited or            Permitted
between funding                      Prohibited
options
(including
Flexible Fixed
Payment Option)
------------------------------------------------------------------------------------------
Asset Allocation  Not applicable     Generally, limited    Full capability
and Rebalancing                      to variable options
------------------------------------------------------------------------------------------


FEATURES OF THE INCOME ANNUITY
This Income Annuity can provide you with a stream of payments to meet your anticipated income needs. This can be payments for your lifetime, for the lifetimes of two people or over a specified period. It is a "variable" annuity because the amount of your income payment varies based on the changes in the adjustment factor, which is based on net investment returns and changes in interest rates. In short, the amount of each of your income payments under your Income Annuity may go up or down. Since neither investment performance nor interest rates are guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select and changes in the

                                             [CHARLIE BROWN WITH BLOCKS GRAPHIC]
 12
specified interest rate. We do not guarantee that your income payments will be a specific amount of money.

The Income Annuity has two fixed options called the "Basic Fixed Payment Option" and the "Flexible Fixed Payment Option." You may choose to have all or a portion of the income payment fixed and guaranteed under a fixed payment option. Under the Flexible Fixed Payment Option and Basic Fixed Payment Option, we guarantee the amount of the income payment to you which is attributable to the percentage you allocate to either fixed payment option. The Flexible Fixed Payment Option and the Basic Fixed Payment Option are not described in this Prospectus although we occasionally refer to them. You decide how to allocate your money among the fixed payment options and the investment divisions.

With the Income Annuity, you must start receiving income payments within the first year after the contract is issued. The Income Annuity may not be available in certain states.

In addition to the group non-qualified contract, you may also use lump sum rollovers or transfers from tax-favored arrangements to purchase the Income Annuity if all applicable Federal income tax requirements are satisfied.

If your retirement plan has purchased an Income Annuity, your choice of income types may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

You select the income type suited to your needs. Some of the income types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some income types guarantee a time period of your choice over which MetLife will make income payments to you. The amount of your income payments you receive will depend on such things as the income type you choose, your investment choices and the amount of your purchase payment.

The Income Annuity may be held as an investment in a custodial individual retirement account ("Custodial IRA").

YOUR INVESTMENT CHOICES
The Metropolitan Fund and the Met Investors Fund and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund and the Met Investors Fund prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the

The group Income Annuity described in this Prospectus is offered to an employer, association, trust or other group for its employees, members or participants. The degree of investment risk you assume will depend on the investment divisions you choose. We have listed your choices in the approximate order of risk from the most conservative to the most aggressive, with all those within the same investment style listed in alphabetical order.

investment divisions. The classes of shares available to the Income Annuity do not impose any 12b-1 Plan fees.

Starting with the most conservative Portfolio, your investment choices are listed in the approximate risk relationship among the available Portfolios, with all those within the same investment style listed in alphabetical order. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your income payments are subject to the risks associated with investing in stocks and bonds, your variable income payments based on amounts allocated to the investment divisions may go down as well as up.

                         [SNOOPY READING MENU GRAPHIC]




State Street Research Bond Income      Seeks competitive total return
  Portfolio                            primarily from investing in
                                       fixed-income securities
Lehman Brothers(R) Aggregate Bond      Seeks to equal the performance of the
  Index Portfolio                      Lehman Brothers Aggregate Bond Index
Lord Abbett Bond Debenture Portfolio   Seeks to provide high current income
                                       and the opportunity for capital
                                       appreciation to produce a high total
                                       return
State Street Research Diversified      Seeks high total return while
  Portfolio                            attempting to limit investment risk
                                       and preserve capital
Davis Venture Value Portfolio's        Seeks growth of capital
Harris Oakmark Large Cap Value         Seeks long-term capital appreciation
  Portfolio
MetLife Stock Index Portfolio          Seeks to equal the performance of the
                                       Standard & Poor's(R) 500 Composite
                                       Stock Price Index
State Street Research Investment       Seeks long-term growth of capital and
  Trust Portfolio                      income
Met/Putnam Voyager Portfolio           Seeks capital appreciation
T. Rowe Price Large Cap Growth         Seeks long-term growth of capital
  Portfolio                            and, secondarily, dividend income
Neuberger Berman Partners Mid Cap      Seeks capital growth
  Value Portfolio
FI Mid Cap Opportunities Portfolio     Seeks long-term growth of capital
MetLife Mid Cap Stock Index Portfolio  Seeks to equal the performance of the
                                       Standard & Poor's(R) MidCap 400
                                       Composite Stock Price Index
State Street Research Aggressive       Seeks maximum capital appreciation
  Growth Portfolio
State Street Research Aurora           Seeks high total return, consisting
  Portfolio                            principally of capital appreciation
Loomis Sayles Small Cap Portfolio      Seeks long-term capital growth from
                                       investments in common stocks or other
                                       equity securities


     The investment divisions generally offer the opportunity for greater income payments to you over the long term than our guaranteed fixed payment options. On the other hand, income payments to you will fluctuate for amounts allocated to the investment divisions and may go down as well as up.

   While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.

Russell 2000(R) Index Portfolio        Seeks to equal the return of the
                                       Russell 2000 Index
T. Rowe Price Small Cap Growth         Seeks long-term growth
  Portfolio
Scudder Global Equity Portfolio        Seeks long-term growth of capital
FI International Stock Portfolio       Seeks long-term growth of capital
Morgan Stanley EAFE(R) Index           Seeks to equal the performance of the
  Portfolio                            MSCI EAFE Index


Some of the investment choices may not be available under the terms of the Income Annuity. The contract or other correspondence we send you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

*  Some of the investment divisions are not approved in your state.

* Your employer, association or other group contract holder limits the available investment divisions.

*  We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of either the Metropolitan Fund or the Met Investors Fund invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Income Annuity. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public.


The Metropolitan Fund and the Met Investors Fund are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.


The Portfolios of the Metropolitan Fund pay MetLife Advisers, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors, a MetLife affiliate, a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund and the Met Investors Fund.

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are also discussed in each Fund's prospectus.

INCOME TYPES

Currently, we provide you with a wide variety of income types to suit a range of personal preferences. You decide the income payment type, unless your employer, association or other group has limited your choice when you decide to take a pay-out option. The decision is irrevocable.


There may be three people who are involved under your Income Annuity:

* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives the income payment.


   (The owner under a group contract may permit the annuitant to choose the beneficiary).


   Certain Income Annuities may be issued to a bank that does nothing but hold them as contract holder.

* Annuitant: the person or persons whose life is the measure for determining the duration and sometimes the dollar amount of the income payments.

* Beneficiary: the person or persons who receive continuing income payments or a lump sum if the owner dies.


The amount of your income payments will depend in large part on the income type you choose. For example, if you select a "Lifetime Income Annuity for Two," your income payments will typically be lower than if you select a "Lifetime Income Annuity." Whether you choose a withdrawal option will also be considered. Typically, income payment types which have a withdrawal option will result in lower income payments than if you had chosen an income type without this feature. The terms of your contract will determine when your income payments start and the frequency with which you will receive your income payments. When you select an income type, it will apply to both the fixed payments and variable income payments. We reserve the right to limit or stop issuing any of the income types currently available based on legal requirements or other considerations. When you select an income type, it will apply to both fixed income payments and variable income payments. We may limit income payment types offered to meet Federal income tax requirements. The following income types are available:


LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living. No income payments are made once the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed income payments have been made, income payments are


            Many times the Owner and the Annuitant are the same person.
      You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semiannual or annual basis.
 Income payments are made only on an annual basis if you hold the Income Annuity in a Custodial IRA.
                                            [SNOOPY LOOKING AT CALENDAR GRAPHIC]

                         When deciding how to receive income, consider:
                                       - The amount of income you need;
                 - The amount you expect to receive from other sources;


                       - The growth potential of other investments; and

                                  - How long you would like your income to last.
 16
made to the owner or the designated beneficiary, if any, of the annuity until the end of the guarantee period. No income payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY LIMITED TO A SPECIFIED PERIOD: A variable income that continues as long as the annuitant lives up to a designated number of years. No income payments are made once the annuitant is no longer living or the specified period has elapsed.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that continues as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living.

In that event, the income payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No income payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed income payments have been made, income payments are made to the owner or the designated beneficiary, if any, of the annuity until the end of the guarantee period. If one annuitant dies after the guarantee period has expired, income payments continue to be made to the living annuitant. In that event, income payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No income payments are made once the guarantee period has expired and both annuitants are no longer living.

INCOME ANNUITY FOR A GUARANTEE PERIOD: A variable income that continues for a guaranteed period of up to 30 years. If the annuitant dies before all income payments have been made, income payments are paid to the owner or the designated beneficiary, if any, of the annuity until the end of the guarantee period. No income payments are made once the guarantee period has expired. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income type.

WITHDRAWAL OPTION
Subject to MetLife's underwriting requirements, we may makeavailable a withdrawal option under your Income Annuity. If the withdrawal option is available under your Income Annuity, you can choose to add this optional withdrawal feature. The decision to add this feature is made at application and is irrevocable. The withdrawal option may not be available in all states. This feature varies by your income payment type (described above) and whether you purchase your Income Annuity with pre-tax or post-tax dollars.

Please refer to the discussion in the Tax Section of this Prospectus concerning the possibility that the purchase of an annuity with this option or the exercise of this option may result in the annuity not satisfying minimum distribution requirements or becoming an increasing annuity.

Please also refer to the Tax Section of this Prospectus for a discussion of other possible adverse tax consequences as a result of the exercise of the withdrawal option, including the imposition and retroactive imposition of the 10% penalty tax in addition to ordinary income tax.

Please note that the purchase of the withdrawal option may not be appropriate under certain deferred compensation or severance arrangements of an employer (including eligible Section 457(b) plans of tax-exempt employers). The mere availability of such a benefit may result in the immediate taxation to the employee of the entire benefit. Additionally, the withdrawal feature may not be appropriate under defined benefit plans.

DURING THE FIRST TWO YEARS FOLLOWING PURCHASE

You may withdraw up to an amount equal to the "fair market value" of the Income Annuity during the first two years after we issue the Income Annuity. We calculate the "fair market value" as follows:

*  First, we update the adjustment factor as of the date of the withdrawal;

* Then we determine what your revised income payment would be based on that updated adjustment factor;

* Then we calculate the maximum permissible withdrawal amount by multiplying the revised income payment by an updated annuity purchase rate, which has been adjusted to reflect the value of the withdrawal feature.

If you withdraw this maximum amount from the Income Annuity during the first two years, there will be no value left in the Income Annuity. Consequently, we will then have no further obligations to you; you will receive no further income payments.

If you withdraw less than the maximum amount permitted, each future income payment will be reduced proportionately by the percentage equal to the ratio of your withdrawal amount to the maximum permitted withdrawal amount.

AFTER THE FIRST TWO YEARS FOLLOWING PURCHASE

You may make withdrawals after the first two years following issue of the Income Annuity only if you purchased a Non-Qualified Income

Annuity with post-tax dollars with one of the following income types that provides for a period of guaranteed payments:

*  Lifetime Income Annuity with a Guarantee Period;

*  Lifetime Income Annuity for Two with a Guarantee Period; or

*  Income Annuity for a Guarantee Period.


You may withdraw only a portion of the "withdrawal value" of payments in the guarantee period under the Income Annuity. When we calculate the "withdrawal value" of these payments, we use the "fair market value" calculation previously described except that in the third step the maximum permissible withdrawal calculation uses an updated annuity purchase rate that reflects only the payments in the remaining guarantee period of the Income Annuity.



Each future guaranteed income payment after a withdrawal during the guarantee period will be reduced proportionately by the percentage equal to the ratio of the withdrawal amount to the full "withdrawal value" of the payments in the guarantee period under the Income Annuity at the time of the withdrawal. You may make an unlimited number of withdrawals during the guarantee period as long as no withdrawal reduces your revised income payments during the guarantee period to less than 25% of what those payments would have been had no withdrawals been made during the guarantee period. Any Income Annuity payments payable after the guarantee period will not be reduced by the withdrawals you made.


REQUESTING A WITHDRAWAL

At your request, we will determine for you the maximum amount available for withdrawal and the amount by which your income payments would be reduced if a particular withdrawal were taken under the Income Annuity.

You generally may make a withdrawal on any business day during the permitted withdrawal period.

Your withdrawal request must be in good order and completed prior to the close of the Exchange on a business day if you want the withdrawal to take place on that day. All other withdrawals will be processed on the next business day. Unless you tell us otherwise, we will take the withdrawal proportionately from each investment division and the Basic Fixed Income Option and the Flexible Fixed Income Option in which you then had an allocation.

A withdrawal processing fee of $95 will be deducted from each withdrawal. Withdrawals must be at least $1,000. If any withdrawal during the first two years after purchase would decrease total expected annual payments below $1,200, then we will consider this to be a request for a full withdrawal.

If you purchase an Income Annuity with this feature, the income payments you receive will be lower than income payments that you would have received had you purchased the Income Annuity without this feature. The amount by which your income payment will be reduced will depend upon your life expectancy during the permitted withdrawal period, the income type you choose and the amount of the purchase payment.

We reserve the right to limit, reduce or eliminate this option in the future where required to comply with Federal tax law to protect you and other contract holders in the investment divisions from adverse tax consequences.

DEATH BENEFIT
Your Income Annuity provides you with a death benefit in the event of your death before you start receiving income payments. If you die before income payments begin, the owner or any beneficiaries will receive your purchase payment in a lump sum once we receive satisfactory proof of your death.

[WOODSTOCK WRITING GRAPHIC]

PURCHASE OF AN INCOME ANNUITY
We offer the Income Annuity only in states in which we have obtained approval. Approval may not be needed in all states. You must purchase an Income Annuity with one purchase payment of at least $25,000.

CALCULATING YOUR INCOME PAYMENTS
The variable income payments you receive are calculated based on the investment factor for each investment division you select and the interest factor. We reflect the combined impact of these two factors in the adjustment factor. How much your variable income payment will change from one payment to the next payment and whether the income payment goes up or down depends on the adjustment factor calculated for each of the investment divisions. For each income payment, we determine an adjustment factor (a number) for each investment division which you have selected. The amount of your income payment goes up from your last income payment when the adjustment factor is more than one; the amount of your income payment goes down when the adjustment factor is less than one. You can verify the amount of your current income payment by multiplying your last calculated income payment for an investment division by the current adjustment factor for that investment division.

INITIAL INCOME PAYMENT

The initial income payment for an investment division is a hypothetical amount which is calculated based upon the current annuity purchase rate. Before we determine your initial income payment, we reduce the purchase payment by any applicable sales load charge and premium tax. We further reduce the purchase payment by any amount allocated to the fixed payment options: Basic Fixed Payment Option and Flexible

                                          [SNOOPY AND FLYING WOODSTOCKS GRAPHIC]
 20

Fixed Payment Option. The hypothetical amount will be the first income payment you will receive only if your first income payment is payable within 10 days after we issue the Income Annuity. If your first income payment is payable more than 10 days after the contract's issue date, the amount of the first income payment you receive will be different from the initial income payment calculated at issue. In this case, the amount of your first income payment will be calculated using the method described in the next section (Subsequent Income Payments).

SUBSEQUENT INCOME PAYMENTS

Subsequent income payments depend on the net investment performance of the investment divisions you choose and changes in the specified interest rate. The impact of these market factors are reflected in an adjustment factor that is calculated for each investment division. Whether your income payment increases or decreases will depend upon the adjustment factor calculated for each investment division you choose.

Subsequent income payments are calculated on each valuation date by multiplying the income payment for an investment division on the last valuation date by the adjustment factor for that investment division. If you choose more than one investment division, your variable income payment will be the sum of the income payments from each investment division. The valuation date is typically 10 days prior to the date your income payment is due.

ADJUSTMENT FACTOR

The adjustment factor used to calculate your income payments has two components: the investment factor and the interest factor. We compute a number for each of these factors and multiply these numbers together to produce an adjustment factor for each investment division on each valuation date. Generally, to the extent that the net investment performance exceeds the specified interest rate, the investment factor will tend to increase your income payment. Similarly, when there is an increase in the specified interest rate relative to the prior period's specified interest rate, the interest factor will tend to increase your income payments. However, the investment factor and interest factor may have opposite impacts which will cause the components that comprise the adjustment factor to offset each other. Following is a more in depth discussion of these factors.

INVESTMENT FACTOR

The investment factor reflects an investment division's net investment performance as compared to the specified interest rate effective on the prior valuation date. Setting aside the impact of the interest factor, if an investment division's annualized net investment performance is more than the specified interest rate on the prior valuation date, this increases your income payment. In this case, the investment factor

The adjustment factor has two components: the investment factor and the interest factor.

will have a value more than one. Conversely, setting aside the impact of the interest factor, if an investment division's annualized net investment performance is less than the specified interest rate on the prior valuation date, this decreases your income payment. In this case, the investment factor will have a value less than one.

TO SUMMARIZE:
If an investment division's    Then the investment
annualized net investment      factor (assuming the     Value of the investment
performance is                 interest factor is 1)    factor is
More than the prior            Increases your income    More than 1
specified interest rate        payment
Equal to the prior             Keeps your income        Equal to 1
specified                      payment the same
interest rate
Less than the prior            Decreases your income    Less than 1
specified interest rate        payment

DETERMINING THE INVESTMENT FACTOR

We separately determine the investment factor for each investment division you choose on each valuation date.

The investment factor for an investment division is based upon the net investment performance for that division. This is how we calculate the investment factor for each investment division.

     -- First, we determine the change in the investment performance (reflecting any investment-related charge) for the underlying Portfolio from the previous valuation date to the current valuation date;

     -- Next, we subtract the daily equivalent of the Separate Account charge for each day since the last valuation date. This number is the net investment performance for the investment division.

     -- Then, we multiply by an adjustment based on the specified interest rate in effect on the last valuation date for each day since that last valuation date. This number is the investment factor for the current valuation date.

INTEREST FACTOR

The interest factor reflects the impact of changes in the value of the specified interest rate from the prior valuation date to the current valuation date. Setting aside the impact of the investment factor, if the specified interest rate increases from the prior valuation date to the current valuation date, this increases your income payment. In this case, the value of the interest factor is more than one. Again, setting aside the impact of the investment factor, if the specified interest rate decreases from the prior valuation date to the current valuation date,

     The interest factor changes based on fluctuations in the specified interest rate.

 Each investment division has a different investment factor. The interest factor is the same for all investment divisions.

this decreases your income payment. In this case, the value of the interest factor is less than one.

TO SUMMARIZE:               Then the interest factor
If the current specified    (assuming the investment    Value of the interest
interest rate is            factor is 1)                factor is
More than the prior         Increases your income       More than 1
specified interest rate     payment
The same as the prior       Keeps your income           Equal to 1
specified interest rate     payment the same
Less than the prior         Decreases your income       Less than 1
specified interest rate     payment

DETERMINING THE INTEREST FACTOR

     -- First, we determine the annuity purchase rate based on the specified interest rate in effect as of the prior valuation date. This annuity purchase rate is updated to reflect your age, where relevant, and future income payments.

     -- Next, we perform the same calculation to determine a new annuity purchase rate based on the specified interest rate updated to the current valuation date for all future income payments.

     -- Then, we divide the annuity purchase rate we calculated in the first step by the annuity purchase rate we calculated in the second step. The resulting number is the interest factor for the current valuation date.

THE EFFECT OF THE ADJUSTMENT FACTOR

Whether your income payment will increase or decrease depends on how the investment factor and the interest factor work together. If each of them is more than one, your income payment will increase. If each of them is less than one, your income payment will decrease. If one of them has an increasing effect and the other has a decreasing effect, whether your income payment will increase or decrease will depend on which factor has the bigger impact.

To determine how the investment factor and the interest factor work together to change your income payment, we multiply them to produce the adjustment factor. When the adjustment factor is more than one, your income payment will increase. When the adjustment factor is less than one, your income payment will decrease.

When the adjustment factor is more than one, your income payment will increase. When the adjustment factor is less than one, your income payment will decrease. If you chose more than one investment division, your new variable income payment is the sum of the amounts determined for each investment division.

TO SUMMARIZE:                     Your next income payment
If the adjustment factor is:      will:
More than 1                       Increase
Equal to 1                        Stay the same
Less than 1                       Decrease


EXAMPLES OF INCOME PAYMENT CALCULATIONS

Below are some examples of the income payment calculation for an investment division reflecting the combined effect of the interest factor and investment factor.

                                                 Prior
Interest       Investment       Adjustment       Income         Current Income
Factor         Factor           Factor           Payment        Payment
1.01000(@)  x  (@)1.00225   =   (@)1.01227   x   $500.00    =   $506.14(@)
1.00553(@)  x  (!)0.99857   =   (@)1.00409   x   $506.14    =   $508.21(@)
0.98800(!)  x  (@)1.01105   =   (!)0.99892   x   $508.21    =   $507.66(!)
0.99937(!)  x  (!)0.98788   =   (!)0.98726   x   $507.66    =   $501.19(!)

---------------
(@) arrow pointing up

(!) arrow pointing down

REALLOCATIONS
You can reallocate among investment divisions and the Flexible Fixed Payment Option or to the Basic Fixed Payment Option. You may not reallocate amounts from the Basic Fixed Payment Option. There is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying assets we have designated to generate your income payments.

For us to process a reallocation, you must tell us:


*  The percentage of the income payment to be reallocated;



* The investment divisions (or Flexible Fixed Payment Option and Basic Fixed Payment Option (and the percentages allocated to each)) to which you want your income payment to be reallocated; and



* The investment divisions (or Flexible Fixed Payment Option) from which you want the income payment to be reallocated.


We may require that you use our forms to make reallocations.

You generally may make a reallocation on any business day. At a future date we may limit the number of reallocations you make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.


We have policies and procedures that attempt to detect transfer/reallocation activity that may adversely affect other contract owners or participants/annuitants or Fund shareholders in situations where there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more contract owners


[WOODSTOCK AND SCALES GRAPHIC]
 24
or participants/annuitants (i.e., market timing). We employ various means to try to detect such transfer/reallocation activity, such as periodically examining the number of transfers/reallocations and/or the number of "round trip" transfers/reallocations into and out of particular investment divisions made by contract owners and participants/annuitants within given periods of time and/or investigating transfer/reallocation activity identified by our MetLife Designated Office or the Funds on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.



The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective. Our ability to detect such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners and participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity may be limited by provisions of the Income Annuity. We apply our policies and procedures without exception, waiver, or special arrangement, although we may vary our policies and procedures among our variable contracts and investment divisions and may be more restrictive with regard to certain contracts or investment divisions than others. Accordingly, there is no assurance that we can prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants or Fund shareholders. In addition, we cannot guarantee that the Funds will not be harmed by transfer/reallocation activity related to other insurance companies and/or retirement plans that may invest in the Funds.



Our policies and procedures may result in restrictions being applied to contract owners or participants/annuitants. These restrictions may include:



* requiring you to send us by U.S. mail a signed, written request to make transfers/reallocations;



*  collecting a Fund redemption fee;



* denying a transfer/reallocation request from an authorized third party acting on behalf of multiple contract owners or participants/annuitants; and



* imposing other limitations and modifications where we determine that exercise of the ability to make transfers/reallocations may create a disadvantage to other contract owners or participants/annuitants (including, but not limited to, imposing a minimum time period between each transfer/reallocation).



If restrictions are imposed on a contract owner or participant/annuitant, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions.

In accordance with applicable law, we reserve the right to modify or terminate the ability to make transfers/reallocations at any time. We also reserve the right to defer or restrict the ability to make transfers/reallocations at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the Fund prospectuses for more details.



Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in good order prior to the close of the Exchange on that business day. All other reallocation requests will be processed on the next business day.


When you request a reallocation, we first update the adjustment factor as of the date of the reallocation and determine what a revised income payment amount would be based on that updated adjustment factor. We then determine the revised allocation of future income payments based on the new percentages you selected. Thus, if your most recent income payment attributable to an investment division was $100, the revised income payment as of the date of reallocation is $95, and you asked us to move 30% from that investment division, we would reallocate $28.50 (30% of $95). This would leave an income payment of $66.50 in that investment division as of the reallocation date. When we calculate the next income payment, we would determine the new income payment amount based on net investment performance and specified interest rate change from the reallocation date to the next valuation date.

Income payments under the Basic Fixed Payment Option may differ from income payments as described in this Prospectus. It is not clear whether the effect of such a transfer to the Basic Fixed Payment Option will satisfy minimum distribution requirements. Please see the Tax Section of this Prospectus.

Here are examples of the effect of a reallocation on the income payment:

* Suppose you choose to reallocate 30% of your income payment supported by investment division A to the Flexible Fixed Payment Option or the Basic Fixed Payment Option and the recalculated income payment supported by investment division A is $100. Then, your income payment from the fixed payment option will be increased by $30 and your income payment supported by investment division A will be decreased by $30.

* Suppose you choose to reallocate 30% of your $100 fixed payment supported by the Flexible Fixed Payment Option to a variable income payment supported by investment division A. Then, your income payment supported by investment division A will be increased by $30 and your fixed payment supported by the Flexible Fixed Payment Option will be decreased by $30.

* Suppose you choose to reallocate 30% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $30 and your income payment supported by investment division A will be decreased by $30.

We may make other fixed payment options available. If we make other fixed payment options available, you may also reallocate to these other fixed payment options, which may not permit further reallocations to either the fixed payment options or the investment divisions of the Income Annuity. Income payments under these other fixed payment options may differ from income payments payable under the Income Annuity. It is not clear whether the effect of such a transfer will satisfy minimum distribution requirements. Please see the Tax Section of this Prospectus.

MINIMUM DISTRIBUTION
If the Income Annuity is held in a Custodial IRA, it may be entitled to receive an additional income payment during the year in order for the Custodial IRA to comply with minimum distribution requirements under the federal tax law. We determine if an additional payment is available by comparing the amount that was already paid in the year to the amount that is required to be paid under the Federal tax rules using the value of the contract, calculated as of the last valuation date of the previous calendar year, divided by the applicable distribution period specified by income tax regulations. For this purpose, contract value is equal to the amount of the income payment determined on the last valuation date of the previous calendar year multiplied by the annuity purchase rate as of the same valuation date. If an additional payment is made, the next income payment made the following year will be reduced by a percentage equal to the amount of the previous year's additional payment divided by the contract value determined as of the additional payment date.

CHARGES
There are two types of recurring charges you pay if you allocate any of your purchase payment to the investment divisions:

*  Separate Account charge; and

*  Investment-related charge.

SEPARATE ACCOUNT CHARGE

You pay a Separate Account charge that will not exceed 1.25% of the average value of amounts in the investment divisions. The rate that applies may be less than the maximum rate depending on the service level or other category that applies to your employer, association or group. The categories depend on various factors pertaining to the level

Charges are not deducted directly from your income payment. The charges are applied when we calculate the investment factor.

of administrative or service activity we provide. The initial rate that applies is stated in your Income Annuity. We reserve the right to modify your Income Annuity's Separate Account charge if the level of administrative or service activity we provide is higher than we anticipated.

If the Income Annuity is purchased directly from MetLife, the rate that applies also may be less than the maximum rate depending on the level of distribution assistance provided to us by your employer, association or group. The levels depend on various factors pertaining to the amount of access we are given to potential purchasers. The initial rate that applies is stated in your Income Annuity. We reserve the right to modify your Income Annuity's Separate Account charge if the level of distribution assistance is less than we anticipated.

The Separate Account charge includes insurance-related charges for the risk that you may live longer than we estimated. Then we would be obligated to pay you more in income payments than anticipated. The charge also includes the risk that our expenses in administering the Income Annuity will be greater than we estimated. The Separate Account charge also pays us for distribution costs to both our licensed salespersons and other broker-dealers and our miscellaneous administrative costs. These administrative costs which we incur include financial, actuarial, accounting and legal expenses.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating fees. The classes of shares available to the Income Annuity do not have 12b-1 Plan fees, which pay for distribution expenses. The amount you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

WITHDRAWAL PROCESSING FEE
A withdrawal processing fee of $95 will be deducted from each withdrawal.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, currently range from 0.5% to 3.5% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in the Appendix (Premium Tax Table) shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Income Annuity. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuity. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK
You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The "free look" may also vary based on other factors such as whether you purchased your Income Annuity through the mail. Depending on state law, we may refund all of your purchase payment as of the date your refund request is received at your MetLife Designated Office in good order. If you do not cancel your Income Annuity during the "free look" period, your decision to purchase the Income Annuity is irrevocable.

GENERAL INFORMATION

ADMINISTRATION
All transactions will be processed in the manner described below.

PURCHASE PAYMENT

Your purchase payment is sent by check or wire made payable to "MetLife," to your MetLife Designated Office. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide all forms necessary to apply your purchase payment. We must have all documents in good order to credit your purchase payment.

Your purchase payment is effective and valued as of the close of the Exchange, on the day we receive it in good order at your MetLife Designated Office on days when the office is open (business day), except when it is received:

*  On a day when the net investment performance is not calculated, or

*  After the close of the Exchange.


In those cases, the purchase payments will be effective the next day the net investment performance is calculated.


[LUCY READING A PAPER GRAPHIC]
Generally, your properly completed requests are effective the day we receive them at your MetLife Designated Office.

We reserve the right to credit your purchase payment to you within two days after its receipt at your MetLife Designated Office. However, if the forms are incorrect or incomplete or other documents are not completed properly or otherwise not in good order, we have up to five business days to credit the purchase payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under the Income Annuity, your employer or the group in which you are a participant or member must identify you to us and tell us how your purchase payment should be allocated among the investment divisions and the Fixed Payment Option.

CONFIRMING TRANSACTIONS

You will receive a written statement confirming that a transaction was recently completed.

PROCESSING TRANSACTIONS


We permit you to request transactions by mail and telephone. We anticipate making Internet access available to you in the future. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice.


If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

When you request a transaction, we will process the transaction using the next available valuation date.

BY TELEPHONE OR INTERNET


You may obtain information and initiate transactions by telephone between 8 a.m. and 6 p.m. Eastern Time each business day. In the future, you may be able to initiate transactions and obtain information through Internet access, unless prohibited by state law.



Your request for a transaction must be completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day the net investment performance is not calculated or after the close of the Exchange.


We will value and make effective these transactions on our next business day.

We have put into place (or may in the future put into place for Internet communications) reasonable security procedures to insure that instructions communicated by telephone are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone. When someone contacts us by telephone and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

* any inaccuracy, errors, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission, non-performance, or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, we will cancel the transaction request and continue making income payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions, we may continue making income payments to a joint annuitant.

THIRD PARTY REQUESTS


Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process requests made on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transactions for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.



VALUATION -- SUSPENSION OF PAYMENTS



We separately determine the investment factor for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.



When you request a transaction, we will process the transaction using the next available investment factor. Subject to our procedure, we will make withdrawals and reallocations at a later date, if you request.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or reallocation when:



* rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or



* during any other period when the Securities and Exchange Commission by order so permits.


RECEIVING INCOME PAYMENTS AND INFORMATION

You may elect to have your payments sent to your residence or have us deposit payments directly into your bank account. If the Income Annuity is held in a Custodial IRA, payments are invested into a money market mutual fund also held in the Custodial IRA. If you elect to have your payment direct deposited or if the Income Annuity is held in a Custodial IRA, you will be mailed a stub statement for the payment. Your stub statement will contain information about your payment. Unless you inform us of any errors within 60 days of receipt, we will consider this information to be accurate and complete. Periodically, you may receive additional information from us about the Income Annuity.

ADVERTISING PERFORMANCE
We periodically advertise the performance of the investment divisions prior to any calculation that incorporates the interest factor or annuity purchase rates (i.e., net investment return, less the Separate Account charge). You may get performance information from a variety of sources including your quarterly statements, the Internet, annual reports and semiannual reports.

We may state this performance in terms of "yield," "change in value" or "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN VALUE calculations reflect Separate Account and investment-related charges. This value is calculated by determining the percentage change in return for a certain period. These numbers may also be annualized.


Both yield and change in value reflect investment-related and Separate Account charges. They do not reflect a possible front-end sales load.



AVERAGE ANNUAL TOTAL RETURN calculations reflect all investment-related and Separate Account charges and the front-end sales load. These figures also assume a steady annual rate of return since the investment division inception date, which is the date the corresponding


All performance numbers are based upon historical information. These numbers are not intended to indicate future results.
 32

Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Income Annuity..


Average annual total return calculations utilize the highest possible Separate Account charge (1.25%) and front-end sales load (5%). We may also show change in value and annualized change in value with the applicable, lower Separate Account charge when that performance is accompanied by average annual total return. We may show "non-standard" average annual total return with an applicable, lower Separate Account charge and front-end sales load when the performance is accompanied by average annual total return.


For purposes of presentation of Non-Standard Performance, we may assume that the Income Annuity was in existence prior to the inception date of the investment divisions in the Separate Account that funds the Income Annuity. In these cases, we calculate performance based on the historical performance of the underlying Portfolios since the Portfolio inception date and historical values for the specified interest rates. We use the actual performance data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Income Annuity had been introduced as of the Portfolio inception date.


Past performance is no guarantee of future results.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical specified interest rates and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the investment and interest factors and deduction of the maximum Separate Account charge and front-end sales load and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge and front-end sales load, as well as the investment and interest factors and the investment-related charge. We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical rates for the specified interest rate.

Historical performance information should not be relied on as a guarantee of future performance results.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical specified interest rates and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge, front-end sales load and the average of investment-related charges for all Portfolios to depict investment-related charges. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge and front-end sales load, as well as the investment and interest factors and the investment-related charge.

CHANGES TO YOUR INCOME ANNUITY
We have the right to make certain changes to your Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

*  To operate the Separate Account in any form permitted by law.


* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws), including limiting the number, frequency or types of reallocations permitted.


* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, the Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account specified in your contract and any currently available portfolio in connection with the Income Annuity.

* To make any necessary technical changes in the Income Annuity in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have made an allocation, we will notify you of the change. You may then make a new choice of investment divisions. Where required by law, we will ask your approval before making any technical changes.

VOTING RIGHTS
Based on our current view of applicable law, you have voting interests under your Income Annuity concerning the Metropolitan Fund or the Met Investors Fund proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Income Annuity in your sole discretion. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund or the Met Investors Fund that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

*  The shares for which voting instructions are received, and

*  The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE INCOME ANNUITY
The Income Annuity is sold through individuals who are our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. Income Annuities are also sold through other registered broker-dealers. They also may be sold through the mail or over the Internet.

Our licensed sales representatives who sell the Income Annuity may be compensated for these sales by us. Other broker-dealers may be paid a one-time commission consisting of the front-end sales load deducted from purchase payments. We remit to the broker-dealer the entire front-end sales load charge. The current broker-dealer's sales commission may range from 0% to 5%, depending upon the broker-dealer's service level or other category. The amount of your front-end sales load, if any, will be stated in your Income Annuity. MetLife reserves the right to reduce the amount of the front-end sales load at any time. MetLife pays its own distribution costs from the Separate Account charge. We may also bear distribution costs paid to other broker-dealers. These costs will also be recovered from the Separate Account charge.


Our licensed sales representatives and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financial arrangements, and non-cash compensation programs that we offer, such as conferences, trips, prizes, and awards. In addition, our licensed sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. Other payments may be made for other services that do not directly involve the sale of Income Annuities. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.



An investment adviser or subadviser of a Portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the Portfolios. The amount of this compensation is based on a percentage of assets of the Portfolios attributable to the Income Annuity and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50% of assets.


FINANCIAL STATEMENTS
The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independent auditors, audit these financial statements.

YOUR SPOUSE'S RIGHTS
If you received your contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments and payment of the death benefit under your Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

TAXES
The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. You are responsible for determining whether your purchase of an Income Annuity, income payments under the Income Annuity and other transactions under the contract satisfy applicable tax laws.

The Code and certain state and local tax laws may impose a liability for certain interests in or payments made to certain beneficiaries and payees ("skip persons") under an annuity contract. We may, if required under the Code or other applicable law, reduce the payments made to a skip person to pay the generation skipping tax or similar tax liability. Consult a tax advisor or attorney prior to naming a beneficiary or other payee under the Income Annuity to determine whether this may apply.

The designation of an annuitant, beneficiary or other payee who is not also an owner may result in certain tax consequences (including, but not limited to, income tax, estate tax, gift tax, and generation skipping transfer tax) that are not discussed in this Prospectus. You should consult a tax advisor or attorney prior to making any such designation.

Tax rules vary according to whether the contract is a non-qualified or qualified contract. We have divided the following tax discussion into these two categories. The qualified Income Annuity is intended to pay out benefits under a tax qualified retirement plan or arrangement or to satisfy tax requirements for a "rollover IRA". You need to know the Code section under which your plan or arrangement intends to qualify, because different tax sections have different requirements. For the purposes of this Prospectus, a "qualified" contract includes Section 403(b)("TSAs"), Section 457(b) (state and local government plans and tax-exempt organizations), Section 401(a) ("corporate and Keogh plans"), Section 403(a) annuity plans, Traditional IRAs (including contracts issued under a Simplified Employee Pension ("SEP")) and SIMPLE IRAs.

We do not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under the Federal income tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

[SNOOPY WITH TAX BILL GRAPHIC]
Because of the potential penalty tax, it may not be suitable for you to purchase an Income Annuity if you plan on receiving income payments before you reach age 59 1/2.

Under current Federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.


GENERAL TAX INFORMATION FOR
ALL INCOME ANNUITIES

INCOME PAYMENTS

When income payments are made from your Income Annuity (whether to you or your beneficiary), some or all of the payments will be included in your taxable income. The amount treated as taxable income differs depending on the type of:

*  annuity you purchase (e.g., non-qualified or qualified), and

*  income type you elect.

INCOME PAYMENTS BEFORE AGE 59 1/2

If you receive income payments from your Income Annuity before you reach age
59 1/2, this amount may be subject to a 10% penalty tax, in addition to ordinary income taxes. The penalty tax under SIMPLE IRAs is generally increased from 10% to 25% for income payments made within the first two years of an employee's participation in an employer's SIMPLE IRA plan.

Some distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

*  If you die or become disabled;

* For non-qualified income annuities providing a series of substantially equal periodic payments made annually (or more frequently) over the payment period;

* For both non-qualified and qualified income annuities as part of a series of substantially equal payments made annually (or more frequently) for your life or life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary. You must also have separated from the service of your employer at the time you receive the income payments under TSAs, Section 403(a) annuity plans, and corporate and Keogh plans.

* For payments under TSAs, Section 403(a) annuity plans, and corporate and Keogh plans made to you after you have separated from service after attaining age 55.

It is unclear whether the income payments under the Income Annuity satisfy an exception to the penalty tax. Accordingly, if you have not reached age 59 1/2, you should consult a tax advisor prior to purchasing the Income Annuity

 After-tax means that your purchase payments for your annuity do not reduce your taxable income or give you a tax deduction.
 38

If you have not attained age 59 1/2 and you exercise the withdrawal option, the taxable portion of the additional payment will generally be subject to the 10% penalty tax in addition to ordinary income tax. Any future income payments you receive may also be subject to the 10% penalty tax. Consult your tax advisor.


If you have not attained age 59 1/2 at the time of purchase and intend to use the Income Annuity to meet the substantially equal periodic payment exception to the 10% penalty tax, note that the exercise of the withdrawal option prior to the later of (a) your attaining age 59 1/2 or (b) five years after income payments had begun, will generally also result in the retroactive imposition of the 10% penalty tax (with interest) in addition to ordinary income tax on income payments previously received. In such cases, the taxable portion of the withdrawal, as well as the taxable portion of income payments received in the year of the withdrawal, will generally be subject to the 10% penalty tax in addition to ordinary income tax. In addition, if you are under age 59 1/2 when such payments are received, any future payments you receive will generally be subject to the 10% penalty tax. Consult your tax adviser.


NON-QUALIFIED ANNUITIES

* A purchase payment for a non-qualified contract is on an "after-tax" basis, so you pay income taxes on income payments only on your earnings under the contract. Generally, these earnings are taxed when received from the contract.

* The Income Annuity may accept as a purchase payment an after-tax contribution, a Section 1035 tax-free exchange or any other tax-free transfer permitted under the Federal tax laws. It may also be used to annuitize one of our existing annuity contracts.

* When a non-natural person owns a non-qualified contract, the Income Annuity will generally not be treated as an annuity for tax purposes and gains under the contract will be subject to immediate taxation as ordinary income. Corporations and certain other entities are generally considered non-natural persons. However, an Income Annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes. There is also an exception for some types of immediate annuities owned by non-natural persons. It is not certain whether this Income Annuity meets this exception. Accordingly, such entities should consult their tax advisor prior to the purchase of the Income Annuity.
* In some circumstances, annuities issued after October 21, 1988 by the same insurance company (or an affiliate) in the same year are combined for certain tax purposes. As a result, a greater portion of your income payments may be considered taxable income than you would otherwise expect.

[WOODSTOCK WITH MAIL GRAPHIC]

DIVERSIFICATION

In order for a non-qualified contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract holders of gains under their contract.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of the Income Annuity. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

* Possible taxation of reallocations between investment divisions and between an investment division and a Fixed Payment Option.

* Possible taxation as if you were the owner of your portion of the Separate Account's assets.

* Possible limits on the number of investment divisions available or the frequency of reallocations among them.

INCOME PAYMENTS

Income payments are subject to an "excludable amount" which determines how much of each payment is treated as:

*  A non-taxable return of your purchase payment; and

*  A taxable payment of earnings.

The Internal Revenue Service (the "IRS") has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where reallocations are permitted between investment divisions or between an investment division and the Fixed Payment Option.
We generally will tell you how much of each income payment is a non-taxable return of your purchase payment. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qalified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment (reduced by any refund or guarantee feature as required under Federal tax law), then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.



                                                  [LUCY DOING PAPERWORK GRAPHIC]
 40

EXERCISE OF WITHDRAWAL OPTION

If the contract is terminated as a result of the exercise of the withdrawal option, the taxable portion of the payment will generally be the excess of the proceeds received over your remaining after-tax contributions.


For the Non-Qualified Income Annuity, amounts received under the exercise of a partial withdrawal may be fully includable in taxable income. The entire amount of the withdrawal could be treated as taxable income. Exercise of the withdrawal option may adversely impact the amount of subsequent payments which can be treated as a non-taxable return of investment.



AFTER DEATH


If you (the owner or any annuitant) die before the annuity starting date as defined under the Treasury Regulations, we must make payment of your entire interest in the contract within five years of the date of your death.

If you die on or after the annuity starting date as defined under the Treasury Regulations, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die after income payments begin but before your purchase payment is returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

QUALIFIED ANNUITIES

GENERAL

This Income Annuity is intended to accept a single purchase payment from your employer's plan, accrued plan benefit or a tax-free transfer or rollover from your employer's plan or from another plan permitted under the Code. This type of purchase payment is generally not subject to the annual limits on purchase payments which otherwise apply to contributions under these types of plans. Generally, income payments must commence prior to the date that you must begin receiving distributions from the qualified plan. Under certain circumstances, however, we may also accept the purchase payment after that date.

Generally, your qualified Income Annuity can accept deductible (or pre-tax) and non-deductible (after-tax) purchase payments. Deductible or pre-tax purchase payments will be taxable when distributed from the contract.

* Your annuity is generally not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer it to someone else.

[LINUS WITH COIN GRAPHIC]

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.

INCOME PAYMENTS

Income payments are included in taxable income except for the portion that represents a return of non-deductible purchase payments. This portion is determined based on a ratio of the non-deductible purchase payment to the total value of your plan benefit or account balance. In some cases (e.g., IRAs and TSAs), plan benefits or account balances may be aggregated.

We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

MINIMUM DISTRIBUTION REQUIREMENTS

* For Traditional and Simple IRAs and SEPs, you must begin receiving distributions by April 1st of the calendar year following the year in which you turn 70 1/2. For plans or arrangements other than IRAs or SEPs (e.g., TSAs, Section 403(a) annuity plans, and corporate and Keogh plans), you must generally begin receiving distributions by April 1st of the calendar year following the later of (1) the year in which you reach 70 1/2 or (2) the year in which you retire. Complex rules apply to the determination of the amount of these distributions. These rules limit the income payment types available under a qualified contract and the guaranteed period over which income payments can be made (if such a period is selected). A tax penalty of 50% applies to distributions which should have been taken but were not. In general, new proposed regulations issued in 2002 permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Actuarial gain is broadly defined to include changes in the assumed interest rate such as those produced by the specified interest rate under the Income Annuity. Additionally, these proposed regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.


If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

AFTER DEATH

If you (the owner or any annuitant) die before income payments begin, we must make payment of your entire interest in the contract within five years after your death.

Otherwise, if you die on or after the date that income payments begin, income payments must continue at least as rapidly as under the distribution method in effect at your death.

If you (or the annuitant if you are not a natural person) die prior to the date that income payments began, the death benefit under the contract must be paid over the remaining life expectancy of the beneficiary, or within five years of the date of the death.

ADDITIONAL CONSIDERATIONS FOR CERTAIN QUALIFIED ARRANGEMENTS

SIMPLE IRAs

Once purchase payments are made under the SIMPLE IRA rules, your SIMPLE IRA generally operates as if it were a Traditional IRA. Additionally, you may not make a direct transfer or a rollover from a SIMPLE IRA into a Traditional IRA during the initial two year period in which you participated in the SIMPLE IRA plan of your employer, nor can you make a direct transfer of or a rollover from a Traditional IRA into a SIMPLE IRA at any time.

DEFINED BENEFIT PLANS

Under proposed income tax regulations published in April 2002, defined benefit plans may no longer automatically satisfy minimum distribution requirements through the purchase of a variable annuity. However, until the regulations are finalized, transitional rules apply which may permit the purchase of certain variable annuities by defined benefit plans. It is not clear that any favorable transitional rules will apply to the Income Annuity. You should consult a tax advisor prior to purchasing the Income Annuity in connection with a defined benefit plan.

MANDATORY 20% WITHHOLDING ON CERTAIN QUALIFIED PLANS AND ARRANGEMENTS

For a qualified Income Annuity issued in connection with TSAs, Section 403(a) annuity plans, corporate and Keogh plans under Section 401(a) and Section 457(b) plans of employers which are state and local governments, we are required to withhold 20% of any income payment that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your eligible rollover distribution to a Traditional IRA or another eligible retirement plan.

Generally, income payments made on or after the required beginning date (as previously discussed in "Minimum Distribution Requirements") are not eligible rollover distributions. Additionally, payments under certain types of income annuities are not treated as eligible rollover distributions. We or your qualified plan administrator will notify you (or your spousal beneficiary) if an income payment or death benefit is an eligible rollover distribution.

TSAs

Payments generally cannot be made from a TSA prior to age 59 1/2, unless the participant dies, becomes disabled or severs from service with his or her employer. Accordingly, if you have not reached age 59 1/2, you should consult a tax advisor prior to purchasing the Income Annuity.

SECTION 457(b)

Rules similar to the minimum distribution requirements apply to Section 457(b) plans. For these plans, the required beginning date is generally April 1st following the later of: (1) the calendar year in which you reach age 70 1/2 or
(2) the calendar year in which you retire. It is uncertain whether income payments from the qualified Income Annuity meet these distribution requirements. Consequently, you or the plan administrator should consult a tax advisor prior to purchasing the contract in connection with the payment of plan benefits.

Beginning in 2002, income payments made to a plan participant under a Section 457(b) plan of a state or local governmental employer are generally subject to the Federal income tax reporting and withholding applicable under annuity contracts.

However, income payments made to a plan participant under a Section 457(b) plan of other tax-exempt employers remain subject to the Federal income tax rules applicable to wages (including withholding) and not to the rules and withholding election under annuity contracts.

Generally, an Income Annuity can not be purchased for you until you:

*  reach age 70 1/2;

*  sever employment with the entity maintaining the plan; or

*  as otherwise provided under the code and regulations.

CUSTODIAL IRAs

Purchase payments may consist of both deductible (pre-tax) and non-deductible (post-tax) monies. If the Income Annuity is held in a Custodial IRA, the Custodial IRA may be entitled to receive an additional income payment from the Income Annuity during the year in order to comply with minimum distribution requirements. Any amounts held within the IRA Custodial Account are deferred from income tax. Any payments received as distributions from the IRA Custodial Account are subject to the income tax rules for individual retirement accounts.

TABLE OF CONTENTS FOR THE STATEMENT
OF ADDITIONAL INFORMATION


                                                      PAGE
COVER PAGE.................... .....................     1
TABLE OF CONTENTS................. .................     1
INDEPENDENT AUDITORS............... ................     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
     INCOME ANNUITY................ ................     2
SAMPLE CALCULATION ILLUSTRATING
     HOW THE ADJUSTMENT FACTOR IS DETERMINED AND
     APPLIED TO INCOME PAYMENTS.......... ..........     3
INVESTMENT MANAGEMENT FEES............ .............     4
VOTING RIGHTS................... ...................     5
ADVERTISEMENT OF THE SEPARATE ACCOUNT....... .......     6
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT... ....   F-1
FINANCIAL STATEMENTS OF METLIFE.......... ..........  F-66


[PEANUTS GANG GRAPHIC]

APPENDIX

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by the jurisdiction is the premium tax rate applicable to your Income Annuity.

                                                             Corporate
                         Non-       IRA &          Section      and      Section
                       Qualified   SEP (1)   TSA   403(a)      Keogh     457(b)
California...........  2.35%       .5%(2)    .5%   .5%       .5%         2.35%
Maine................  2.0%        --        --    --        --          --
Nevada...............  3.5%        --        --    --        --          --
Puerto Rico..........  1.0%        1.0%      1.0%  1.0%      1.0%        1.0%
South Dakota.........  1.25%       --        --    --        --          --
West Virginia........  1.0%        1.0%      1.0%  1.0%      1.0%        1.0%
Wyoming..............  1.0%        --        --    --        --          --

----------------

(1) PREMIUM TAX RATES APPLICABLE TO INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SECTION 408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "IRA AND SEP."

(2) WITH RESPECT TO INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING REQUIREMENTS OF
    SECTION 408(a) OF THE CODE, THE ANNUITY TAX RATE IN CALIFORNIA IS 2.35% INSTEAD OF 0.5%.

PEANUTS(C) UNITED FEATURE SYNDICATE, INC.

(C)2004 METROPOLITAN LIFE INSURANCE COMPANY

                      METROPOLITAN LIFE INSURANCE COMPANY
                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                        METLIFE INCOME SECURITY PLAN(SM)
                           A VARIABLE INCOME ANNUITY

                                  MAY 1, 2004


                      STATEMENT OF ADDITIONAL INFORMATION
                               FORM N-4    PART B


     This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus for MetLife Income Security Plan, A Variable Income Annuity dated May 1, 2004 and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained from Metropolitan Life Insurance Company, MetLife Income Security Plan, P.O. Box 740278, Atlanta, GA 30374.


     A Statement of Additional Information for the Metropolitan Series Fund, Inc. and the Met Investors Fund is attached at the end of this Statement of Additional Information.


     Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the Section entitled "Important Terms You Should Know" of the Prospectus for MetLife Income Security Plan, A Variable Income Annuity dated May 1, 2004.

                            ------------------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Independent Auditors........................................     2
Distribution of Certificates and Interests in the Income
  Annuity...................................................     2
Sample Calculation Illustrating How the Adjustment Factor Is
  Determined and Applied to Income Payments.................     3
Investment Management Fees..................................     4
Voting Rights...............................................     5
Advertisement of the Separate Account.......................     6
Financial Statements of the Separate Account................   F-1
Financial Statements of MetLife.............................  F-66

INDEPENDENT AUDITORS


     The financial statements of Metropolitan Life Separate Account E and Metropolitan Life Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon such report given upon the authority of such firm as experts in auditing and accounting. The principal business address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, FL 33602-5827.


DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE INCOME ANNUITY

     MetLife is both the depositor and the underwriter (issuer) of the Income Annuity.

     The certificates and interests in the Income Annuity are sold through individuals who are licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. Income Annuities are also sold through other registered broker-dealers. They may also be sold through the mail. Our licensed sales representatives who sell the Income Annuity may be compensated for these sales by us. Other broker-dealers are paid sales commissions from the front-end sales load deducted from the purchase payments. We remit to the broker-dealer the entire front-end sales load charge. The broker-dealer's sales commission is 0% to 5%. MetLife pays its own distribution costs from the Separate Account Charge.

     The offering of the Income Annuity is continuous. In certain situations, the Income Annuity may not include all investment choices or a Fixed Payment Option. Each contract will indicate the available choices.

                        CALCULATING YOUR INCOME PAYMENTS

                    SAMPLE CALCULATION ILLUSTRATING HOW THE
                        ADJUSTMENT FACTOR IS DETERMINED
                       AND APPLIED TO THE INCOME PAYMENTS


Example of Calculation of Investment Factor
a. Assumed net investment performance for the period
   (.65%)...................................................     1.00650

b. Assumed interest rate (as specified in your contract) as
   of the last valuation date...............................         7.1%

c. Adjustment based on assumed interest rate for the
   period(1)................................................     0.99467

d. Investment factor (a) x (c)..............................     1.00114

Example of Calculation of Interest Factor
a. Annuity purchase rate based on prior interest rate
   (7.1%)(2)................................................   122.32996

b. Annuity purchase rate based on current interest rate
   (7.2%)(3)................................................   121.37388

c. Interest Factor (a)/(b)..................................     1.00788

Life annuity for male, age 65
a. First monthly variable income payment due February 1,
   2004.....................................................  $   400.00

b. Assumed investment factor for first month*...............     1.00114

c. Assumed interest factor for first month*.................     1.00788

d. Adjustment factor (b) x (c)..............................     1.00903

e. Second monthly variable income payment due March 1, 2004
   (a) x (d)................................................  $   403.61

f. Assumed investment factor for second month*..............      .99981

g. Assumed interest factor for second month*................      .97665

h. Adjustment factor (f) x (g)..............................      .97646

i. Third monthly variable income payment due April 1, 2004
   (e) x (h)................................................  $   394.11


------------------
Notes:

(1) Approximately one month.
(2) This is the annuity purchase rate in effect on the prior valuation date, based on your future annuity income, age as of the prior valuation date, and the interest rate (as specified in your contract) as of the prior valuation date.
(3) This is the annuity purchase rate in effect on the prior valuation date, based on your future annuity income, age as of the prior valuation date, and the interest rate as of the current valuation date. However, the interest rate as of the current valuation date is adjusted to reflect the interest rate as of the prior valuation date for the time period from the prior valuation date to the current valuation date.
* Calculated on the income determination date which is 10 days prior to the date the income payment is made.

INVESTMENT MANAGEMENT FEES

METROPOLITAN LIFE INSURANCE COMPANY

     Each of the currently available Metropolitan Fund Portfolios pays MetLife Advisers, the investment adviser of the Metropolitan Fund, an investment management fee. The following table shows the fee schedules for the investment management fees for the Metropolitan Fund as a percentage per annum of the average net assets for each Portfolio:



                                                       INVESTMENT
                                                       MANAGEMENT
                                        AVERAGE            FEE
                                       DAILY NET       SCHEDULE--
PORTFOLIO                                ASSETS        % PER ANNUM
---------                          ------------------  -----------
State Street Research Investment   1st $500 million       0.55%
  Trust                            next $500 million      0.50%
                                   over $1 billion        0.45%
State Street Research Diversified  1st $500 million       0.50%
                                   next $500 million      0.45%
                                   over $1 billion        0.40%
State Street Research Aggressive   1st $500 million       0.75%
  Growth                           next $500 million      0.70%
                                   over $1 billion        0.65%
Met/Putnam Voyager                 1st $500 million       0.80%
                                   next $500 million      0.75%
                                   over $1 billion        0.70%
State Street Research Aurora       1st $500 million       0.85%
                                   next $500 million      0.80%
                                   over $1 billion        0.75%
FI International Stock             1st $500 million       0.86%
                                   next $500 million      0.80%
                                   over $1 billion        0.75%
T. Rowe Price Small Cap Growth     1st $100 million       0.55%
                                   next $300 million      0.50%
                                   over $400 million      0.45%
T. Rowe Price Large Cap Growth     1st $50 million        0.70%
                                   over $50 million       0.60%
FI Mid Cap Opportunities           1st $100 million       0.75%
                                   next $400 million      0.70%
                                   over $500 million      0.65%
Scudder Global Equity              1st $50 million        0.90%
                                   next $50 million       0.55%
                                   next $400 million      0.50%
                                   over $500 million     0.475%
Harris Oakmark Large Cap Value     1st $250 million       0.75%
                                   over $250 million      0.70%
Neuberger Berman Partners Mid Cap  1st $100 million       0.70%
  Value                            next $250 million     0.675%
                                   next $500 million      0.65%
                                   next $750 million     0.625%
                                   over $1.6 billion      0.60%
MetLife Stock Index                All Assets             0.25%
Lehman Brothers(R) Aggregate Bond  All Assets             0.25%
  Index
Russell 2000(R) Index              All Assets             0.25%
Morgan Stanley EAFE(R) Index       All Assets             0.30%


                                                       INVESTMENT
                                                       MANAGEMENT
                                        AVERAGE            FEE
                                       DAILY NET       SCHEDULE--
PORTFOLIO                                ASSETS        % PER ANNUM
---------                          ------------------  -----------
MetLife Mid Cap Stock Index        All Assets             0.25%
Loomis Sayles Small Cap            1st $500 million       0.90%
                                   over $500 million      0.85%
Davis Venture Value                1st $1 billion         0.75%
                                   over $1 billion        0.70%
State Street Research Bond Income  1st $1 billion         0.40%
                                   next $1 billion        0.35%
                                   next $1 billion        0.30%
                                   over $3 billion        0.25%

     MetLife Advisers pay the following entities for providing services as sub-investment manager of the portfolio(s) indicated:


     SUB-INVESTMENT MANAGER                 PORTFOLIO(S)
     ----------------------                 ------------
MetLife                           MetLife Stock Index
                                  Lehman Brothers(R) Aggregate
                                    Bond Index
                                  Russell 2000(R) Index
                                  Morgan Stanley EAFE(R) Index
                                  MetLife Mid Cap Stock Index
State Street Research &           State Street Research
  Management Company(1)           Diversified
                                  State Street Research
                                    Investment Trust
                                  State Street Research
                                  Aggressive Growth
                                  State Street Research Aurora
                                  State Street Research Bond
                                  Income
Putnam Investment Management,     Met/Putnam Voyager
  Inc.
T. Rowe Price Associates, Inc.    T. Rowe Price Small Cap Growth
                                  T. Rowe Price Large Cap Growth
Deutsche Investment Management    Scudder Global Equity
  Americas Inc.
Harris Associates, L.P.           Harris Oakmark Large Cap Value
Neuberger Berman Management       Neuberger Berman Partners Mid
  Incorporated                    Cap Value
Davis Selected Advisers, L.P.     Davis Venture Value
Loomis Sayles & Company, L.P.     Loomis Sayles Small Cap
Fidelity Management & Research    FI Mid Cap Opportunities
  Company                         FI International Stock


------------------
(1) State Street Research & Management Company is one of our subsidiaries.

     Met Investors Advisory LLC the investment manager of the Met Investors Fund, has overall responsibility for the general management and administration of the Lord Abbett Bond Debenture Portfolio. Met Investors Advisory LLC is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

     As compensation for its services to the Met Investors Fund Lord Abbett Bond Debenture Portfolio, Met Investors Advisory LLC receives monthly compensation at an annual rate of a percentage of the average daily net assets of the Portfolio. The investment management fees for the Portfolio is 0.60% of the first $500 million and 0.55% of such assets over $500 million.


     Met Investors Advisory LLC pays investment advisory fees to Lord Abbett & Co. for the Lord Abbett Bond Debenture Portfolio based on the Portfolio's average daily net assets. These fees are solely the responsibility of Met Investors Advisory LLC.

     The Metropolitan Fund and the Met Investors Fund are more fully described in their respective prospectuses and the Statements of Additional Information that the prospectuses refer to. The Metropolitan Fund and the Met Investors Fund prospectuses are attached at the end of the prospectus. The SAIs are available upon request.

     See the prospectuses for the Metropolitan Fund and the Met Investors Fund for a discussion of the different separate accounts of MetLife and its affiliated insurance companies that invest in the Metropolitan Fund and the Met Investors Fund and the risk related to that arrangement.

VOTING RIGHTS

     In accordance with our view of the present applicable law, we will vote the shares of each of the portfolios held by the Separate Account which are deemed attributable to the Income Annuity described in the Prospectus or at regular and special meetings of the shareholders of the portfolio based on instructions received from those having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the portfolios in our own right, we may elect to do so.

     Accordingly, you have voting interests under all the Income Annuity described in the Prospectus. The number of shares held in each Separate Account investment division deemed attributable to your Income Annuity is determined by dividing the value of your Income Annuity attributable to you in that investment division, if any, by the net asset value of one share in the portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares for which you have the right to give instructions will be determined as of the record date for the meeting.

     Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuities (including the Income Annuity described in the Prospectus) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and
(ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

     Qualified plans do not have voting interests through life insurance or annuities and do not vote these interests based upon the number of shares held in the Separate Account investment division deemed attributable to qualified plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.

     You will be entitled to give instructions regarding the votes attributable to your Income Annuity, in your sole discretion.

     You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of independent auditors, and the approval of investment and sub-investment managers.

DISREGARDING VOTING INSTRUCTIONS

     MetLife may disregard voting instructions under the following circumstances
(1) to make or refrain from making any change in the investments or investment policies for any portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies or any investment advisor or principal underwriter or any portfolio which may be initiated by those having voting interests or the Metropolitan Fund's or the Met Investors Fund's boards of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

     In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

INVESTOR CONTROL



     In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the separate account assets. We reserve the right to modify the contract to bring it into conformity with applicable standards should such modification be necessary to prevent an owner of the contract from being treated as the owner of the underlying separate account assets.



ADVERTISEMENT OF THE SEPARATE ACCOUNT


     From time to time we advertise the performance of various Separate Account investment divisions prior to any calculation that incorporates the interest rate factor or annuity purchase rates, (i.e., the net investment return, less Separate Account charge). Performance will be stated in terms of either yield, "change in value" or "average annual total return" or some combination of the foregoing. Yield, change in value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Yield figures quoted in advertisements will refer to the net income generated by an investment in a particular investment division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. This percentage yield is then compounded semiannually. Change in value calculations reflect all Separate Account and investment-related charges. This value is calculated by determining the percentage change in return for a certain period. These numbers also may be annualized. Both yield and change in value reflect investment-related and Separate Account charges. They do not reflect a possible front-end sales load.

     Average annual total return calculations reflect all investment-related and Separate Account charges and front-end sales load. These figures also assume a steady annual rate of return. Average annual total return calculations utilize the highest possible Separate Account charge (1.25%) and front-end sales load (5%). We may also show change in value and annualized change in value with the applicable, lower Separate Account charge when that performance is accompanied by average annual total return. We may show "non-standard" average annual total return with an applicable, lower Separate Account charge and front-end sales load when that performance is accompanied by average annual total return.

     We may demonstrate hypothetical values of annuity benefits over a specified period based on historical net asset values of the Portfolios and the historical specified interest rates and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the investment and interest factors and deduction of the maximum Separate Account charge and front-end sales load and the investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge and front-end sales load, as well as the investment and interest factors and the investment-related charge. We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity. We use the actual annuity unit data after the inception date.

     Historical performance information should not be relied on as a guarantee of future performance results.

     We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical specified interest rates and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and the average of investment-related charges for all Portfolios to depict investment-related charges. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge and front-end sales load, as well as the investment and interest factors and the investment-related charge.

     Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred or tax-exempt investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(R) and The Wall Street Journal.

The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's MidCap 400 Index, the Standard & Poor's 600 Index, the Russell 2000(R) Index, the Russell 2000(R) Growth Index, the Russell 2000(R) Value Index, the Lehman Brothers(R) Aggregate Bond Index, and/or the Lehman Brothers(R) Government/Corporate Bond Index, the Merrill Lynch High Yield Bond Index, the Morgan Stanley Capital International All Country World Index and the Morgan Stanley Capital International Europe, Australasia, Far East Index.

                                    PART II

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


  (a) FINANCIAL STATEMENTS TO BE FILED BY AMENDMENT



      Metropolitan Life Separate Account E
        Independent Auditors' Report



      Financial Statements for the Years Ended December 31, 2002 and December
        31, 2003

         Statements of Assets and Liabilities
         Statements of Operations
         Statements of Changes in Net Assets
         Notes to Financial Statements

      Metropolitan Life Insurance Company
        Independent Auditors' Report


      Financial Statements for the Years Ended December 31, 2003, December 31,
        2002 and 2001

         Consolidated Balance Sheets
         Consolidated Statements of Income
         Consolidated Statements of Cash Flow
         Consolidated Statements of Equity
         Notes to Consolidated Financial Statements

  (b) EXHIBITS


     (1)      --   Resolution of the Board of Directors of Metropolitan Life
                   establishing Separate Account E.(1)
     (2)      --   Not applicable.
     (3) (a)  --   Not applicable.
         (b)  --   Form of Metropolitan Life Insurance Company Sales
                   Agreement.(9)
         (c)  --   Participation Agreement -- New England Zenith Fund.(6)
         (d)  --   Participation Agreement -- Met Investors Series Trust.(5)
     (4) (a)  --   Form of Income Annuity Contract.(2)
         (b)  --   Form of Certificate.(2)
         (c)  --   Annuity Income Certificate, Form G.4333(MISP).(4)
         (d)  --   Custodial IRA Endorsement, Form G.20247-583.(7)
         (e)  --   Withdrawal Option and Minimum Distribution Requirements
                   Endorsement, Form G.20247-585.(7)
         (f)  --   Flexible Income Annuity Certificate, Form G.4333 (EMISP).(8)
         (g)  --   Basic Income Annuity Option B Endorsement, Form G.20247
                   (EMISP) IB.(8)
     (5)      --   Application Form for the Income Annuity, Form G.20381.(8)
     (6)      --   Amended and Restated Charter and By-Laws of Metropolitan
                   Life.(5)
     (7)      --   Not applicable.
     (8)      --   Not applicable.
     (9)      --   Opinion and consent of counsel as to the legality of the
                   securities being registered.(3)
    (10)      --   Auditor's Consent.(13)
    (11)      --   Not applicable.
    (12)      --   Not applicable.
    (13) (a)  --   Powers of Attorney.(9,10,12)

---------------
 1. Filed with Post-Effective Amendment No. 19 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 27, 1996. As incorporated herein by reference.


 2.  Filed with this Registration Statement on Form N-4 on August 17, 2000.



 3. Filed with Pre-Effective Amendment No. 1 to this Registration Statement on December 11, 2000.



 4. Filed with Post Effective Amendment No. 1 to this Registration Statement on April 12, 2001.



 5. Filed with Registration Statement No. 333-83716/811-4001 for Metropolitan Life Separate Account E on Form N-4 on March 5, 2002. As incorporated herein by reference.



 6. Filed with Post-Effective Amendment No. 10 to Registration Statement No. 33-57320 for Metropolitan Life Separate Account UL on Form S-6 on September 18, 2000. As incorporated herein by reference.



 7. Filed with Post Effective Amendment No. 2 to this Registration Statement on April 15, 2002.



 8. Filed with Post Effective Amendment No. 3 to this Registration Statement on April 11, 2003.



 9. Form of the Metropolitan Life Insurance Company Insurance Sales Agreement and Powers of Attorney for Robert H. Benmosche, Curtis H. Barnette, John C. Danforth, Burton A. Dole, Jr., James R. Houghton, Harry P. Kamen, Helene L. Kaplan, Catherine R. Kinney, Charles M. Leighton, Stewart G. Nagler, Hugh
     B. Price, Kenton J. Sicchitano, William C. Steere, Jr., and Timothy L. Journy, filed with Post Effective Amendment No. 30 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on October 22, 2003. As incorporated herein by reference.



10. Powers of Attorney for John M. Keane, William J. Wheeler and Joseph J. Prochaska filed with Post Effective Amendment No. 4 to Registration Statement No. 333-69320/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 5, 2004. As incorporated herein by reference.



11.  Filed herewith.



12. Power of Attorney for Sylvia M. Mathews filed with Post-Effective Amendment No. 32 to Registration Statement No. 2-90380/811-4001 for Metropolitan Separate Account E on Form N-4 on April 20, 2004, as incorporated herein by reference.



13.  To be filed by amendment.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR.


                                                     PRINCIPAL OCCUPATION &                  POSITIONS AND OFFICES
                 NAME                                   BUSINESS ADDRESS                         WITH DEPOSITOR
                 ----                                ----------------------                  ---------------------
Robert H. Benmosche....................  Chairman of the Board, President and Chief        Chairman, President, Chief
                                         Executive Officer,                                Executive Officer and
                                         MetLife, Inc. and Metropolitan Life Insurance     Director
                                         Company,
                                         One Madison Avenue,
                                         New York, NY 10010.
Curtis H. Barnette.....................  Chairman Emeritus,                                Director
                                         Bethlehem Steel Corporation,
                                         1170 Eighth Avenue,
                                         Martin Tower 101,
                                         Bethlehem, PA 18016-7699.
John C. Danforth.......................  Partner,                                          Director
                                         Bryan Cave LLP,
                                         One Metropolitan Square,
                                         211 North Broadway,
                                         Suite 3600,
                                         St. Louis, MO 63102.
Burton A. Dole, Jr.....................  Retired Chairman,                                 Director
                                         Nelleor Puritan Bennett, Inc.,
                                         P.O. Box 208,
                                         Pauma Valley, CA 92061.
Cheryl W. Grise........................  President, Utility Group,                         Director
                                         Northeast Utilities Service Company,
                                         P.O. Box 270,
                                         Hartford, CT 06141.
James R. Houghton......................  Chairman of the Board Emeritus,                   Director
                                         Corning Incorporated,
                                         One Riverfront Plaza,
                                         MP HQE2-6,
                                         Corning, NY 14831.
Harry P. Kamen.........................  Retired Chairman and Chief Executive Officer,     Director
                                         Metropolitan Life Insurance Company,
                                         200 Park Avenue, Suite 5700,
                                         New York, NY 10166.
Helene L. Kaplan.......................  Of Counsel, Skadden, Arps, Slate, Meagher &       Director
                                         Flom, LLP,
                                         Four Times Square,
                                         New York, NY 10036.
John M. Keane..........................  General (Retired),                                Director
                                         United States Army,
                                         2200 Wilson Blvd., Suite 102-542,
                                         Arlington, VA 22201-3324.
Charles M. Leighton....................  Retired Chairman of the Board and Chief           Director
                                         Executive Officer,
                                         CML Group, Inc.,
                                         51 Vaughn Hill Road,
                                         Bolton, MA 01720.
Sylvia M. Mathews......................  Chief Operating Officer and Executive             Director
                                         Director,
                                         The Bill & Melinda Gates Foundation,
                                         1551 Eastlake Avenue East,
                                         Seattle, WA 98102.
Stewart G. Nagler......................  Vice Chairman of the Board,                       Vice Chairman and Director
                                         MetLife, Inc. and Metropolitan Life Insurance
                                         Company,
                                         One Madison Avenue,
                                         New York, NY 10010.
John J. Phelan, Jr. ...................  Former Chairman and Chief Executive Officer,      Director
                                         New York Stock Exchange, Inc.,
                                         108 Forest Avenue,
                                         Locust Valley, NY 11560.

                                                     PRINCIPAL OCCUPATION &                  POSITIONS AND OFFICES
                 NAME                                   BUSINESS ADDRESS                         WITH DEPOSITOR
                 ----                                ----------------------                  ---------------------
Hugh B. Price..........................  Of Counsel,                                       Director
                                         Piper Rudnick LLP,
                                         1251 Avenue of the Americas,
                                         New York, NY 10020.
Kenton J. Sicchitano...................  Retired Global Managing Partner,                  Director
                                         PricewaterhouseCoopers,
                                         101 Jericho Road,
                                         Weston, MA 02493.
William C. Steere, Jr. ................  Retired Chairman of the Board,                    Director
                                         Pfizer Inc.,
                                         235 East 42nd Street,
                                         New York, NY 10016.


     Set forth below is a list of certain principal officers of Metropolitan Life. The principal business address of each officer of Metropolitan Life is One Madison Avenue, New York, New York 10010.


                    NAME OF OFFICER                                     POSITION WITH METROPOLITAN LIFE
                    ---------------                                     -------------------------------
Robert H. Benmosche.....................................  Chairman, Chief Executive Officer and Director
Stewart G. Nagler.......................................  Vice Chairman and Director
C. Robert Henrikson.....................................  President, U.S. Insurance and Financial Services
William J. Toppeta......................................  President, International
James L. Lipscomb.......................................  Executive Vice President and General Counsel
Catherine A. Rein.......................................  Senior Executive Vice President; President and Chief
                                                          Executive Officer of MetLife Auto & Home
Lisa M. Weber...........................................  Senior Executive Vice President and Chief Administrative
                                                          Officer
Leland C. Launer, Jr. ..................................  Executive Vice President and Chief Investment Officer
Daniel J. Cavanaugh.....................................  Executive Vice President
Jeffrey J. Hodgman......................................  Executive Vice President
Judy E. Weiss...........................................  Executive Vice President
William J. Wheeler......................................  Executive Vice President and Chief Financial Officer
Joseph J. Prochaska.....................................  Senior Vice President, Financial Operations and Chief
                                                          Accounting Officer
Joseph A. Reali.........................................  Senior Vice President and Tax Director
John E. Welch...........................................  Senior Vice President and General Auditor
Anthony Williamson......................................  Senior Vice President and Treasurer
Gwenn L. Carr...........................................  Vice President and Secretary
Timothy Journy..........................................  Vice President and Controller


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

ITEM 27.  NUMBER OF CONTRACTOWNERS.


     As of February 29, 2004:12


ITEM 28.  INDEMNIFICATION

    UNDERTAKING PURSUANT TO RULE 484(b)(1) UNDER THE SECURITIES ACT OF 1933


     MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. maintains a directors' and officers' liability policy with a limit of $300 million. The Directors and Officers of Metropolitan Life Insurance Company ("Metropolitan"), a subsidiary of MetLife, Inc. are also covered under the Financial Institutions Bond as well as under the directors' and officers' policy. A provision in Metropolitan's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                             AS OF DECEMBER 31, 2003

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2003. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Insurance and Annuity Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Insurance and Annuity Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

I.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

      1.    Jefferson Pilot Omega Seguros de Vida S.A. (Uruguay)

J.    MetLife Securities, Inc. (DE)

K.    MetLife General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of North Carolina, Inc. (DE)

      2.    MetLife General Insurance Agency of Texas, Inc. (DE)

      3.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

L.    Metropolitan Property and Casualty Insurance Company

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

M.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

      3.    MetLife Investors Insurance Company (MO)

            a)    MetLife Investors Insurance Company of California (CA)

            b)    First MetLife Investors Insurance Company (NY)

N.    Metropolitan Tower Life Insurance Company (DE)

O.    N.L. Holding Corp. (DEL) (NY)

      1.    Nathan & Lewis Associates-Arizona, Inc. (AZ)

      2.    Nathan & Lewis Associates, Inc. (NY)

            a)    Nathan and Lewis Insurance Agency of Massachusetts, Inc. (MA)

            b)    Nathan and Lewis Associates of Texas, Inc. (TX)

P.    Walnut Street Securities, Inc. (MO)

      1.    WSS Insurance Agency of Massachusetts, Inc. (MA)

      2.    Walnut Street Advisers, Inc. (MO)

      3.    WSS Insurance Agency of Nevada, Inc. (NV)

Q.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Distribution Company (DE)

      3.    Met Investors Advisory, LLC (DE)

      4.    MetLife Investors Financial Agency, Inc. (TX)

R.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Iberia, S.A. (Spain)

            a)    Seguros Genesis S.A. (Spain)

            b) Genesis Seguros Generales, Sociedad Anonima de Seguros y Reaseguros (Spain) 99.99969% is owned by Metlife Iberia, S.A. and 0.00031% is owned by Metlife International Holdings, Inc.

      2.    Natiloportem Holdings, Inc. (DE)

            a) Metropolitan Life Insurance Services Limited (United Kingdom)- 50% of the shares of Metropolitan Life Insurance Services Limited are held by Natiloportem Holdings, Inc.

            b)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

            c) European Marketing Services S.r.l. (Italy)- 95% of the shares of European Marketing Services S.r.l are held by Natiloportem Holdings, Inc. and 5% are held by MetLife International Holdings, Inc.

      3. MetLife India Insurance Company Private Limited (India)-26% of the shares of MetLife India Insurance Company Private Limited is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99841% is owned by Metlife International Holdings, Inc. and 0.00159% is owned by Natiloporterm Holdings, Inc.

      5. Metropolitan Life Seguros de Retiro S.A. (Argentina) - 99.9999% is owned by MetLife International Holdings, Inc. and 0.0001% is owned by Natiloportem Holdings, Inc.

      6. Metropolitan Life Seguros de Vida S.A. (Argentina) - 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares are held by Metropolitan Seguros de Retiro S.A.

      7. MetLife Services Company Czechia, s.r.o. (Czech Republic)- 10% of the shares of MetLife Services Company Czechia, s.r.o. is owned by Natiloportem Holdings, Inc. and 90% of the shares are held by MetLife International Holdings, Inc.

      8.    MetLife Insurance Company of Korea Limited (South Korea)

      9. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil) - 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

S.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      8.    CRH Co., Inc. (MA)

      9.    L/C Development Corporation (CA)

      10.   Benefit Services Corporation (GA)

      11.   Thorngate, LLC (DE)

      12.   Alternative Fuel I, LLC

      13.   One Madison Merchandising L.L.C. (CT)

      14.   Transmountain Land & Livestock Company (MT)

      15.   MetPark Funding, Inc. (DE)

      16.   HPZ Assets LLC (DE)

      17.   MetDent, Inc. (DE)

      18.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      19.   Metropolitan Tower Realty Company, Inc. (DE)

      20. P.T. MetLife Sejahtera (Indonesia)-94.3% of P.T. MetLife Sejahtera is held by Metropolitan Life Insurance Company

      21.   Metropolitan Life Holdings Netherlands BV (Netherlands)

      22.   MetLife (India) Private Ltd. (India)

      23.   Metropolitan Marine Way Investments Limited (Canada)

      24. MetLife Central European Services Spolka z organiczona odpowiedzialmoscia (Poland)

      25.   MetLife Investments Ireland Limited (Ireland)

      26.   MetLife Private Equity Holdings, LLC (DE)

      27.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

                  (1)   Coating Technologies International, Inc. (DE)

      28.   Metropolitan Realty Management, Inc. (DE)

            a)    Cross & Brown Company (NY)

                  (1)   CBNJ, Inc. (NJ)

      29.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      30.   MetLife Holdings, Inc.

            a)    MetLife Credit Corp.

            b)    MetLife Funding, Inc.

      31. SSRM Holdings, Inc. (DE) - Employees of State Street Research & Mangement Company owned a total of 59,616 restricted shares and options for an additional 197,897 restricted shares of common stock of SSRM Holdings, Inc.

            a)    State Street Research & Management Company (DE)

                  (1)   State Street Research Investment Services, Inc. (MA)

            b)    SSR Realty Advisors, Inc. (DE)

                  (1)   Metric Management, Inc. (DE)

                  (2)   Metric Assignor, Inc. (CA)

                  (3)   SSR AV, Inc. (DE)

                  (4)   Metric Capital Corporation (CA)

                  (5)   SSR Development Partners LLC (DE)

                  (6)   Metric Property Management, Inc. (DE)

                  (7)   SSR AVF III LLC

      32.   Bond Trust Account A

      33.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE) - 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

                  (1)   MetLife Capital CFLI Holdings, LLC (DE)

                        (a)   MetLife Capital CFLI Leasing, LLC (DE)

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) MetLife Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

      34.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

                  (1)   Hereford Insurance Agency, Inc. (MA)

            c) New England Financial Distributors LLC (DE) - 79.29% is held by New England Life Insurance Company

            d)    Newbury Insurance Company, Limited (Bermuda)

            e)    New England Pension and Annuity Company (DE)

            f)    Omega Reinsurance Corporation (AZ)

      35.   GenAmerica Financial Corporation (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Distributors, Inc. (MO)

            c)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2) GenAmerica Management Corporation (MO)- 90% of the voting shares of GenAmerica Management Corporation is owned by General American Life Insurance Company.

                  (3)   Krisman, Inc. (MO)

                  (4)   White Oak Royalty Company (OK)

                  (5)   Equity Intermediary Company (MO)

                        (a) Reinsurance Group of America, Incorporated (MO)- 51.9% of Reinsurance Group of America, Incorporated is held by Equity Intermediary Company.

                              (i)   Reinsurance Company of Missouri,
                                    Incorporated (MO)

                                    (A)   RGA Reinsurance Company (MO)

                                          (aa)  Fairfield Management Group,
                                                Inc. (MO)

                                                (a.1) Reinsurance Partners,
                                                      Inc. (MO)

                                                (a.2) Great Rivers Reinsurance
                                                      Management, Inc. (MO)

                                                (a.3) RGA (U.K.) Underwriting
                                                      Agency Limited (United
                                                      Kingdom)

                              (ii) Triad Re, Ltd. (Barbados)-67% of Triad Re, Ltd. is held by Reinsurance Group of America, Incorporated and 100% of the preferred stock of Triad Re, Ltd. is also held by Reinsurance Group of America Incorporated.

                              (iii) RGA Sigma Reinsurance SPC (Cayman Islands)

                              (iv)  RGA Capital Trust I (DE)

                              (v)   RGA Americas Reinsurance Company, Ltd.
                                    (Barbados)

                              (vi) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                                    (A)   RGA Financial Group, L.L.C. (DE)- 80%
                                          of RGA Financial Group, L.L.C. is held
                                          by RGA Reinsurance Company (Barbados)
                                          Ltd. and 20% of RGA Financial Group,
                                          LLC is held by RGA Reinsurance Company

                              (vii) RGA Life Reinsurance Company of Canada
                                    (Canada)

                              (viii) RGA International Corporation (Nova Scotia)

                                    (A)   RGA Financial Products Limited
                                          (Canada)

                               (ix)  RGA Holdings Limited (U.K) (United Kingdom)

                                    (A)   RGA UK Services Limited (United
                                          Kingdom)

                                    (B)   RGA Capital Limited U.K. (United
                                          Kingdom)

                                    (C)   RGA Reinsurance (UK) Limited (United
                                          Kingdom)

                              (x) RGA South African Holdings (Pty) Ltd. (South Africa)

                                    (A)   RGA Reinsurance Company of South
                                          Africa Limited (South Africa)

                              (xi)  RGA Australian Holdings PTY Limited
                                    (Australia)

                                    (A)   RGA Reinsurance Company of Australia
                                          Limited (Australia)

                                    (B)   RGA Asia Pacific PTY, Limited
                                          (Australia)

                              (xii) General American Argentina Seguros de Vida,
                                    S.A. (Argentina)

                              (xiii) RGA Argentina S.A. (Argentina)

                              (xiv) Regal Atlantic Company (Bermuda) Ltd.
                                    (Bermuda)

                              (xv)  Malaysia Life Reinsurance Group Berhad
                                    (Malaysia)- 30% interest of Malaysia Life
                                    Reinsurance Group Berhad is held by
                                    Reinsurance Group of America, Incorporated.

                              (xvi)  RGA Technology Partners, Inc. (MO)

                              (xvii) RGA International Reinsurance Company
                                     (Ireland)


The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent entity, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan Life Insurance Company owns a 50% interest.

2) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

4) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following: Coating Technologies International, Inc.

5) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

6) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.


NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 29.  PRINCIPAL UNDERWRITERS.

     (a) The principal underwriter of the registrant is Metropolitan Life Insurance Company. Metropolitan Life Insurance Company acts in the following capacities with respect to the following investment companies:

       Metropolitan Tower Life Separate Account One (principal underwriter) Metropolitan Tower Life Separate Account Two (principal underwriter) Metropolitan Life Separate Account UL (principal underwriter) Metropolitan Series Fund, Inc. (principal underwriter and sub-investment adviser)
       The New England Variable Annuity (depositor)
       New England Variable Annuity Fund I (depositor)

     (b) See response to Item 25 above.

     (c)


                     (1)                                            (2)
        NAME OF PRINCIPAL UNDERWRITER            NET UNDERWRITING DISCOUNTS AND COMMISSIONS
---------------------------------------------- ----------------------------------------------

     Metropolitan Life Insurance Company                            N/A



                     (3)                                            (4)
 COMPENSATION ON REDEMPTION OR ANNUITIZATION               BROKERAGE COMMISSIONS
---------------------------------------------- ----------------------------------------------

                     N/A                                            N/A
                 COMPENSATION
----------------------------------------------

     $13,331.75 (Separate Account Charge)


ITEM 30.  LOCATION OF ACCOUNT AND RECORDS.

Metropolitan Life Insurance Company
One Madison Avenue
New York, N.Y. 10010

ITEM 31.  MANAGEMENT SERVICES.

     Not Applicable

ITEM 32.  UNDERTAKINGS.

     (a) The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

     (b) The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

     (d) The undersigned registrant represents that it is relying on the exemptions from certain provisions of Sections 22(e) and 27 of the Investment Company Act of 1940 provided by Rule 6c-7 under the Act. The registrant further represents that the provisions of paragraph (a)-(d) of Rule 6c-7 have been complied with.

     (e) Metropolitan Life Insurance Company represents that the fees and charges deducted under the Income Annuity described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Income Annuity.

                                   SIGNATURES


     AS REQUIRED BY THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS THE REQUIREMENTS OF THE SECURITIES ACT RULE 485(b) FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT AND HAS CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF, IN THE CITY OF NEW YORK, AND STATE OF NEW YORK ON THIS 20TH DAY OF APRIL 2004.

                                         METROPOLITAN LIFE SEPARATE ACCOUNT E
                                                     (Registrant)

                                        by: METROPOLITAN LIFE INSURANCE COMPANY
                                                      (Depositor)


                                       by:      /s/ JAMES L. LIPSCOMB
                                         ---------------------------------------


                                                   (James L. Lipscomb)

                                             Senior Executive Vice-President
                                                   and General Counsel

                                          Metropolitan Life Insurance Company
                                                      (Depositor)


                                       by:      /s/ JAMES L. LIPSCOMB
                                         ---------------------------------------


                                                   (James L. Lipscomb)

                                             Senior Executive Vice-President
                                                   and General Counsel

                                   SIGNATURES

     AS REQUIRED BY THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


                      SIGNATURE                                       TITLE                      DATE
                      ---------                                       -----                      ----

                          *                              Chairman, President, Chief
-----------------------------------------------------    Executive Officer and Director
                 Robert H. Benmosche

                          *                              Vice Chairman and Director
-----------------------------------------------------
                  Steward G. Nagler

                          *                              Senior Vice-President and Chief
-----------------------------------------------------    Accounting Officer (Principal
              Joseph J. Prochaska, Jr.                   Financial Officer)

                          *                              Executive Vice President and
-----------------------------------------------------    Chief Financial Officer
                 William J. Wheeler

                          *                              Vice President and Controller
-----------------------------------------------------
                  Timothy L. Journy

                          *                              Director
-----------------------------------------------------
                 Curtis H. Barnette

                          *                              Director
-----------------------------------------------------
                  John C. Danforth

                          *                              Director
-----------------------------------------------------
                 Burton A. Dole, Jr.

                                                         Director
-----------------------------------------------------
                   Cheryl W. Grise

                          *                              Director
-----------------------------------------------------
                  James R. Houghton

                          *                              Director
-----------------------------------------------------
                   Harry P. Kamen

                          *                              Director
-----------------------------------------------------
                  Helene L. Kaplan

                          *                              Director
-----------------------------------------------------
                    John M. Keane

                          *                              Director
-----------------------------------------------------
                 Charles M. Leighton

                          *                              Director
-----------------------------------------------------
                  Sylvia M. Mathews

                          *                              Director
-----------------------------------------------------
                 John J. Phelan, Jr.

                          *                              Director
-----------------------------------------------------
                    Hugh B. Price

                          *                              Director
-----------------------------------------------------
                Kenton J. Sicchitano

                          *                              Director
-----------------------------------------------------
               William C. Steere, Jr.

             By: /s/ MYRA L. SAUL, ESQ.                                                     April 20, 2004
  ------------------------------------------------
                 Myra L. Saul, Esq.
                  Attorney-in-Fact

                    APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

     Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from the EDGAR filing due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

INTRODUCTION

     The prospectus included in the Form N-4 for Metropolitan Life Separate Account E includes illustrations using various characters from the PEANUTS(R) gang which are copyrighted by United Feature Syndicate, Inc. There is a list and description of characters followed by a list of illustrations and their page location in the prospectus.

CHARACTERS

Snoopy--A Beagle dog
Charlie Brown--A little boy with zigzag pattern on shirt
Woodstock--A small bird
Lucy--A little brunette girl
Linus--A younger little boy with striped shirt (Lucy's brother)
Marcie--A little brunette girl with glasses
Franklin--A curly haired little boy
Pigpen--A little boy with dust cloud and smudged face
Peppermint Patty--An athletic girl with freckles, page boy haircut and sandals Sally--A little blond girl with curls on top (Charlie Brown's sister) Schroeder--A little boy with full head of hair and striped shirt (pianist)


                                               PAGE
                                            ----------
 1.  Snoopy as MetLife Representative
     with briefcase straightening bow
     tie................................    First page
 2.  Charlie Brown on step ladder
     looking at fold out map............    Page 3        Table of Contents
 3.  Snoopy in suit with pointer........    Page 4        Important Terms You Should Know
 4.  Charlie Brown Reading Financial
     Section............................    Page 6        Specified Interest Rate
 5.  Snoopy as MetLife Representative
     listening to crowd of Woodstocks...    Page 10       MetLife
 6.  Hour glass with dollar bill being
     shredded into bottom of glass with
     "inflation" written on it..........    Page 11       The Income Annuity
 7.  Charlie Brown deciding between
     three building blocks with "Annuity
     A", "Annuity B" and "Annuity C"
     written on them....................    Page 12       Product Comparison
 8.  Snoopy reading menu at restaurant
     table..............................    Page 14       Your Investment Choices
 9.  Snoopy with money in both hands
     looking at desk calendar with
     "Monday 1st" written on it.........    Page 16       Income Types
10.  Woodstock writing out a check......    Page 20       Purchase of an Income Annuity
11.  "Flying Ace" Snoopy with pointer
     looking at crowd of Woodstocks
     flying away........................    Page 20       Initial Income Payment
12.  Woodstock in middle of balance
     scale with "Interest Factor" going
     up and "Investment Factor" going
     down...............................    Page 24       Examples of Income Payment
                                                          Calculations
13.  Lucy with magnifying glass studying
     a piece of paper...................    Page 29       Free Look

                                               PAGE
                                            ----------
14.  "Uncle Sam" Snoopy with "tax bill"
     in hand............................    Page 37       Taxes
15.  Woodstock flying holding paper in
     hand...............................    Page 39       Non-Qualified Annuities
16.  Lucy filling out "FORM 1040" with
     adding machine on table............    Page 40       Changes to Tax Rules and
                                                          Interpretations
17.  Linus rolling ball with "IRAs"
     written on it......................    Page 41       Qualified Annuities
18.  Franklin, Snoopy, Charlie Brown,
     Lucy, Pigpen, Schroeder and
     Peppermint Patty...................    Page 46       Table of Contents for the SAI